Balter European L/S Small Cap Fund

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

Prospectus

December 31, 2015

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter European L/S Small Cap Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	6
Investment Objective	6
Principal Investment Strategies	6
Principal Risks of Investing in the Fund	7
Portfolio Holdings Information	10
Management of the Fund	10
The Adviser	10
The Sub-Adviser	10
Portfolio Managers	11
Shareholder Information	12
Choosing a Share Class	12
More About Institutional Class Shares	12
More About Investor Class Shares	12
Share Price	12
How to Purchase Shares	13
How to Redeem Shares	15
Redemption Fee	16
Tools to Combat Frequent Transactions	17
Distribution of Fund Shares	18
Distributions and Taxes	19
Tax Status, Dividends and Distributions	19
Financial Highlights	20
PRIVACY NOTICE	21

Summary Section

Investment Objective. The investment objective of the Balter European L/S Small Cap Fund (the “Fund”) is to seek to generate absolute returns by investing both long and short in European companies.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.00%	2.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses(1) (Investor Class includes 0.05% of Shareholder Servicing Fees)	0.62%	0.67%
Total Annual Fund Operating Expenses	2.62%	2.92%
Fee Waiver/Expense Reimbursement	(0.38%)	(0.38%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.24%	2.54%
(1)	These expenses are based on estimated amounts for the Fund's current fiscal year.
(2)	Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Institutional Class	$227	$778
Investor Class	$257	$868

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund was not operational during the most recent fiscal year, the Fund’s portfolio turnover rate will not be provided at this time.

Principal Investment Strategies. The Fund’s objective is to generate absolute returns primarily by investing both long and short in small-cap European equities.

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small-cap companies based in Europe. The Adviser

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considers issuers to be located in Europe if they are organized in Europe, have their principal place of business in the Europe, or their securities are traded principally in Europe. The Adviser currently defines small capitalization companies as those that at time of purchase have capitalizations of between $160 million to $5.5 billion (€150 million - €5 billion). The Fund’s portfolio typically has 60 equity positions in the Fund’s long/short portfolio. The Fund may invest in listed and unlisted European equity securities, debt securities, options, warrants, convertibles and other derivative instruments. Derivative instruments may be exchanged traded or over-the-counter and will primarily be used for hedging and to manage short term volatility. The Fund may also retain amounts in cash or cash equivalents, pending investment, if this is considered appropriate to the investment objective.

The Fund is likely to have short positions at all times. The Fund may have a net long equity exposure of up to 150% of net asset value or a net short equity exposures of up to 50% of net asset value. The Fund also seeks to employ various hedging techniques with the aim of managing short term volatility.

The Fund’s sub-adviser, S.W. Mitchell Capital LLP (the “Sub-Adviser”), believes that European stock markets are inefficient and that substantial value can be created by employing fundamentally driven company research. The Sub-Adviser visits potential investee companies extensively and the Fund will invest in what the Sub-Adviser believes to be the best quality growth companies where management has embraced the philosophy of maximizing shareholder value. The Fund also seeks opportunities amongst those companies which are restructuring their operations in order to realize shareholder value. The Fund aims to create value by selling short shares of companies where the Sub-Adviser believes the business outlook is deteriorating and valuations does not reflect the value perceived by the Sub-Adviser.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

•         Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•	Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants and convertibles. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be
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closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates.

•	Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

•	Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

•	General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•	Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

•	Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

•	Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which
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an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

•	Small-Sized Companies Risk. The Fund invests in the stocks of small capitalization companies. The earnings and prospects of these companies are more volatile than larger companies. Small sized companies may experience higher failure rates than do larger companies.

Performance. The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2014 compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund is the successor to the S.W. Mitchell Small Cap European Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Sub-Adviser managed the Predecessor Fund, and the Fund’s investment policies, objective, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of anticipated fees and expenses applicable to the Institutional Class Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different. Please refer to the financial statements of the Predecessor Fund in the Fund’s Statement of Additional Information for additional information on the Predecessor Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 1-844-322-8112 or on the Fund’s website www.balterliquidalts.com.

Institutional Class Shares1

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Fund’s Institutional Class shares as of November 30, 2015 was 6.94%. During the period shown in the bar chart, the best performance for a quarter was 15.01% (for the quarter ended June 30, 2009). The worst performance was -13.39% (for the quarter ended September 30, 2011).

1 The returns shown in the bar chart are for Institutional Class shares. The performance of Investor Class shares will differ due to differences in expenses and sales load charges.

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Average Annual Total Returns For the Periods Ended December 31, 2014(1)	One Year	Three Years	Life of Fund(2)
Institutional Class Shares
Return Before Taxes	-0.44%	11.31%	11.05%
Return After Taxes and Sale or Redemption of Fund Shares	-0.25%	8.83%	9.01%
Investor Class Shares
Return Before Taxes	-0.74%	10.98%	10.75%
MSCI Europe Small Cap Index (reflects no deduction for fees, expenses or taxes)	-6.50%	18.91%	2.52%
Morningstar Long/Short Category Avg. (reflects no deduction for fees, expenses or taxes)	2.83%	6.85%	1.53%
(1)	This performance information reflects the performance of the Predecessor Fund as adjusted to reflect Institutional Class Shares and Investor Class Shares expenses reflected in the Fee Table. Returns after tax on distributions are not shown because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors. The Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.
(2)	The Predecessor Fund commenced operations on October 31, 2007.

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period. After tax returns are shown for only Institutional Class Shares and after tax returns for Investor Class Shares will vary.

The MSCI Europe Small Cap Index captures small cap representation across the 15 Developed Markets (DM) countries in Europe. With 902 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in the European equity universe.

The Morningstar Long/Short Equity Category Average reflects the average return for mutual funds that Morningstar considers to be utilizing a long/short equity approach. Long/short portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral--dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Adviser. S.W. Mitchell Capital LLP serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Brad R. Balter, CFA, CEO	Portfolio Manager	December 2015
Jay C. Warner, CFA, CIO	Portfolio Manager	December 2015
Ben R. Deschaine, CAIA	Portfolio Manager	December 2015
The Sub-Adviser
Jamie Carter	Portfolio Manager	December 2015

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Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter European L/S Small Cap Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 1-844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 for each Class. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to generate absolute returns by investing both long and short in European companies.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies.

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small-cap companies based in Europe. The Adviser considers issuers to be located in Europe if they are organized in Europe, have their principal place of business in the Europe, or their securities are traded principally in Europe. The Adviser currently defines small capitalization companies as those that at time of purchase have capitalizations of between $160 million to $5.5 billion (€150 million - €5 billion). The Fund’s portfolio typically has 60 equity positions in the Fund’s long/short portfolio. The Fund may invest in listed and unlisted European equity securities, debt securities, options, warrants, convertibles and other derivative instruments. Derivative instruments may be exchanged traded or over-the-counter and will primarily be used for hedging and to manage short term volatility. The Fund may also retain amounts in cash or cash equivalents, pending investment, if this is considered appropriate to the investment objective.

The Fund is likely to have short positions at all times. The Fund may have a net long equity exposure of up to 150% of net asset value or a net short equity exposures of up to 50% of net asset value. The Fund also seeks to employ various hedging techniques with the aim of managing short term volatility.

The Fund’s sub-adviser, S.W. Mitchell Capital LLP (the “Sub-Adviser”), believes that European stock markets are inefficient and that substantial value can be created by employing fundamentally driven company research. The Sub-Adviser visits potential investee companies extensively and the Fund will invest in what the Sub-Adviser believes to be the best quality growth companies where management has embraced the philosophy of maximizing shareholder value. The Fund also seeks opportunities amongst those companies which are restructuring their operations in order to realize shareholder value. The Fund aims to create value by selling short shares of companies where the Sub-Adviser believes the business outlook is deteriorating and where valuations do not reflect the value perceived by the Sub-Adviser.

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On the long side, the Sub-Adviser looks for ‘best practice’ companies. The Sub-Adviser typically likes companies that, at all levels of their business, can show superior performance against their competitors. The Sub-Adviser is attracted to focused and determined management teams with a substantial equity commitment to their business. The Sub-Adviser favors cash-generative businesses whose managements can demonstrate a clear idea about the use of their future cash streams. They generally like companies with balance sheet strength. Their preliminary findings, and the robustness of their assessment of future earnings and cash flow, are validated and monitored through meetings with competitors, suppliers and clients of the target investment. Finally, they examine the stock on a variety of valuation criteria, placing particular emphasis on those with a strong tie to cash flows, before making the ultimate decision on inclusion in the portfolio.

On the short side the Sub-Adviser looks for three types of situations: 1) stocks where their principal research has uncovered new insights into a company that may lead to a decline in stock price; 2) those companies whose long term business model is compromised; and 3) companies who use aggressive accounting to hide frailties in their business or where there may be fraudulent activity.

Position size within the portfolio is dictated by the degree of conviction and the liquidity of the stock. The process of stock selection is almost identical on both the long and short side of the portfolio.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. In addition, during such periods, the Fund may invest its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps. Temporary defensive positions may be initiated by the Sub-Adviser when market conditions make pursuing its investment strategy used for the Fund inconsistent with the best interests of the Fund. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.

Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions.  Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the

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Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants and convertibles. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.

Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income investments and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income investments and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income investments and derivatives generally increases. Investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than investments with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income investments and result in an increase in price volatility of fixed income investments.

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Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

General Risk. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

Small-Sized Companies Risk. Because the Fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. The earnings and prospects of these companies are more volatile than larger companies. Small sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small sized companies may have limited markets, product lines or financial resources and may lack management experience. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

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Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 2.00% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC and is registered as a commodities pool operator with the U.S. Commodity Futures Trading Commission.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

The Sub-Adviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with S.W. Mitchell Capital LLP, and the Adviser compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser. The SEC has granted an exemptive order with respect to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and

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oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with S.W. Mitchell Capital LLP. The Adviser compensates the Sub-Adviser out of its investment advisory fee it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of the Sub-Adviser recommended by the Adviser.

S.W. Mitchell Capital LLP, Princes House, 38 Jermyn Street, London, UK SW1Y 6DN, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. S.W. Mitchell is registered as an investment adviser with the SEC. S.W. Mitchell Capital LLP was founded in 2005.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Jamie Carter. Mr. Carter is a Partner of S.W. Mitchell Capital and the Investment Manager of two funds; the S.W. Mitchell Small Cap European Fund and the SWMC Small Cap European Fund. Mr. Carter joined S.W. Mitchell in early 2006 and launched the S.W. Mitchell Small Cap European Fund in November 2007 after a year and a half researching European markets, and finding himself gravitating towards the small cap space. In June 2011, Mr. Carter went on to launch the SWMC Small Cap European Fund, a UCITS fund which is generally run pari passu with the hedge fund, S.W. Mitchell Small Cap European Fund. Mr. Carter was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management (JOHIM). During his time at JOHIM he managed private client portfolios and researched U.S. companies, with a particular emphasis on technology, media and telecommunications.

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Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

•	Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee and a 0.05% of shareholder servicing fee.

Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.05% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

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Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter European L/S Small Cap Fund” to:

via Regular mail:	via Overnight mail:
Balter European L/S Small Cap Fund	Balter European L/S Small Cap Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may

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be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter European L/S Small Cap Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The

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Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-322-8112.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Balter European L/S Small Cap Fund	Balter European L/S Small Cap Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of

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$250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low

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Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
•	Rejecting or limiting specific purchase requests, and
•	Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange

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orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Investor Class for shareholder services provided to the Fund by financial institutions.

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Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations

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thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Financial Highlights

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter European L/S Small Cap Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-322-8112, or by writing to:

Balter European L/S Small Cap Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

______________________________________________________

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: December 31, 2015

Balter European L/S Small Cap Fund

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

This Statement of Additional Information (“SAI”) provides general information about the Balter European L/S Small Cap Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Institutional Class and Investor Class shares dated December 31, 2015 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or telephone number below:

Balter European L/S Small Cap Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-844-322-8112

---------------------------------

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	19
Management of the Fund	20
Board of Trustees	20
Board Leadership Structure	20
Trustees and Officers	22
Board Committees	25
Trustee Compensation	25
Control Persons and Principal Shareholders	26
Investment Adviser	26
Sub-Adviser	28
Portfolio Managers	29
Other Service Providers	31
Distribution of Fund Shares	33
12b-1 Distribution and Shareholder Servicing Plan	33
Portfolio Transactions and Brokerage Allocation	35
Portfolio Turnover	36
Code of Ethics	37
Proxy Voting Procedures	37
Anti-Money Laundering Compliance Program	37
Portfolio Holdings Information	38
Determination of Net Asset Value	39
Financial Statements	45
APPENDIX “A” RATINGS DEFINITIONS	46
APPENDIX “B”	62

The Trust

The Balter European L/S Small Cap Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Balter Liquid Alternatives, LLC (the “Adviser” or “Balter”) serves as the investment adviser to the Fund.

S.W. Mitchell Capital LLP (the “Sub-Adviser”) serves as the Fund’s sub-investment adviser.

1

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is to seek to generate absolute returns. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Risks Associated With Recent Economic Events

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend of the success of the Adviser’s in selecting and overseeing the Sub-Adviser and on the Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Adviser will be successful in this regard.

The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or the Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain

2

strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fall. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends. Other risks of investing globally in equity securities may include changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of taxes including withholding taxes on dividend or interest payments, and difficulty in obtaining and enforcing judgments against entities. Equities investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There are no absolute restrictions in regard to the size or operating experience of the companies in which the Fund may invest directly or indirectly. In addition, relatively small companies in which the Fund may invest may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize.

To the extent the Fund invests in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike

3

common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants

The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The Fund invests in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

The Fund may invest in U.S. dollar denominated foreign securities American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary

4

receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

5

Other Investment Companies

The Fund may invest in shares of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds

The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have

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tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Fund will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees the Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, the Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional

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expense and delay. Adverse market conditions could impede such a public offering of securities.

Short Sales

The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 95% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 75% of the net assets of the Fund.

Fixed Income Securities

General

The Fund may invest in fixed income securities. Examples of such securities are described below.

Corporate Debt Securities

The Fund may invest in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold

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the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government sponsored

9

enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities

The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the

10

maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

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STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds

The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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Borrowing

The Fund may borrow money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund’s does not contemplate borrowing money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Fund’s fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding

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shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Options, Futures and Other Derivative Strategies

General

The Fund may invest in futures, forwards, options, spot contracts and swaps on commodities, financial indices and instruments, currencies and interest rates (collectively, “Financial Instruments”). The use of such Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)	Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)	The prices of Financial Instruments can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

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(3)	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options

The Fund may purchase call options in anticipation of an increase in the market value of the underlying reference instrument or a positive change in the currency in which such underlying instruments are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase the underlying reference instruments at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of the underlying reference instrument or a negative change in the currency in which such instrument are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified reference instruments or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by

15

one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified reference instrument owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying instrument. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying instrument. In addition, the Fund’s ability to sell the underlying instrument is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying instrument to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying instrument at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific underlying reference instrument at a specified future time at a specified price.

An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if the Fund buys an option (either to sell or buy a futures contract), the Fund will pay a “premium” representing the market value of the option. Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if the Fund sells an option (either to sell or buy a futures contract), the Fund will be credited with the premium but will have to deposit margin due to the Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the

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index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

Swaps

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

Forward Trading. The Fund may trade forward contracts. Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Neither the CFTC nor any banking authority regulates trading in forward contracts. In addition, there is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for

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forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

In its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. However, the Fund intends to engage in forward trading only with large, well-capitalized banks and dealers. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

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Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
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5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or
2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust

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and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Board has not appointed a Lead Independent Trustee at this time.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee, and the Nominating Committee. All Independent Trustees are members of the Audit Committee, the Compensation Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee, the Compensation Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes. The Board of Trustees has also established a Valuation Committee for the Trust.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and

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the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	34	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	33	Director, Chairman of the Compensation Committee, and Member of the Audit
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				Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	33	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	33	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu	33	NONE
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Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s

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Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special meeting to be paid by the Adviser requesting the special meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $1,250 additional quarterly fee. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

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The table below details the amount of compensation the Trustees received from the Trust during the period ended November 30, 2015.

Name	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Trustees
Thomas T. Sarkany	$50,000	None	None	$60,000
Anthony Lewis	$50,000	None	None	$50,000
Keith Rhoades*	$55,000	None	None	$55,000
Randy Skalla	$50,000	None	None	$50,000
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Mr. Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***There are currently multiple series comprising the Trust. Trustees’ fees will be allocated equally to each Fund in the Trust.

****The term “Fund Complex” refers to the Northern Lights Funds Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Trust.

Trustee Ownership

Because there were no shares outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0% of the Fund’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, there were no principal or control shareholders as there were no shares of the Fund outstanding.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

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After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on October 21-22, 2015.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 2.00% of the Fund’s average daily net assets.

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The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2017, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	2.24%
Investor Class	2.54%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Adviser has only recently been engaged to manage the Fund and has not been paid any advisory fees as of the date of this SAI.

Sub-Adviser

As discussed in the Prospectus, S.W. Mitchell Capital LLP, 38 Jermyn Street, London, UK SW1Y 6DN, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund (the “Sub-Adviser” or “S.W. Mitchell”). S.W. Mitchell is registered as an investment adviser with the SEC. S.W. Mitchell was founded in April 2005 as a limited liability partnership incorporated in England and Wales (registered no. OC312953). Stuart Mitchell is the principal owner of, and controls, S.W. Mitchell. The Sub-Adviser has agreed to furnish continuously an investment program for its assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund’s assets allocated to it shall be held in various securities, cash or other. In this connection, the Sub-Adviser shall provide the

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Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the Fund assets. The Sub-Adviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The SEC has granted, an exemptive order to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, which permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator. Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections. The sub-advisers may have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Partner of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

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Jamie Carter. Mr. Carter is a Partner of S.W. Mitchell Capital and the Investment Manager of two funds; the S.W. Mitchell Small Cap European Fund and the SWMC Small Cap European Fund. Mr. Carter joined S.W. Mitchell in early 2006 and launched the S.W. Mitchell Small Cap European Fund in November 2007 after a year and a half researching European markets, and finding himself gravitating towards the small cap space. In June 2011, Mr. Carter went on to launch the SWMC Small Cap European Fund, a UCITS fund which is generally run pari passu with the hedge fund, S.W. Mitchell Small Cap European Fund. Mr. Carter was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management (JOHIM). During his time at JOHIM he managed private client portfolios and researched U.S. companies, with a particular emphasis on technology, media and telecommunications.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of November 30, 2015.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Brad R. Balter	2	$284 million	7	$203 million	33	$993 million
Jay C. Warner,	2	$284 million	5	$126 million	33	$993 million
Ben R. Deschaine, Sr.	2	$284 million	0	$0	0	$0
The Sub-Adviser
Jamie Carter	0	$0	2	$137 million	0	$ 0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Balter

Because Balter performs investment management services for various clients, certain conflicts of interest could arise. Balter may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Balter will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Balter, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Balter buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

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S.W. Mitchell

Because S. W. Mitchell Capital LLP manages other accounts pari passu with the Balter European L/S Small Cap Fund all trades placed across accounts will be placed as a block and filled pro rata based on assets until completed. The Sub-Adviser does not have involvement in this process as it is automated by the dealing system

Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

Balter

Balter’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. Balter’s portfolio managers participate in the parent firm, BCM’s profit share plan and defined benefit plan.

S.W. Mitchell

S.W. Mitchell Capital’s portfolio managers are compensated on a combination of salary, discretionary bonus and performance related bonus.

Portfolio Managers’ Ownership of the Fund

Because there were no shares outstanding as of the date of this SAI, the Portfolio Manager owned 0% of the Fund’s outstanding shares.

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on October 21, 2015. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such

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documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Fund.

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Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Plan”) pursuant to which Investor Class shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Investor Class shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Investor Class shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust

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and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Shareholding Servicing Plan

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Fund with respect to the Investor class of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily and paid quarterly, at an annual rate of up to 0.05% of the average daily net assets of the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the

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Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each class pays the Adviser a fee of up to 0.05% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund.  Weight is currently not given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  The Adviser retains the right to update this policy. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread

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than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law. Whenever possible, all trades are done in a block with allocations made on a pro-rata basis. Each client will participate in the transaction at an average price, allocated in a pro-rata amount based on the asset size of the account.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were

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one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

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Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments,

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certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the recently enacted Regulated Investment Company Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in

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respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Pools for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following

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year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet

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its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included

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in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Financial Statements

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements that will be subject to audit by an independent registered public accounting firm will be submitted to shareholders at least annually. Since the Fund had not commenced operations as of the date of this SAI, no financial statements for the Fund are available.

The Fund is the successor to the S.W. Mitchell Small Cap European Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund’s audited financials and Schedule of Investments for the years ended December 31, 2013 and December 31, 2014, as well as the Predecessor Fund’s unaudited Financial Statements as of September 30, 2015 are included below.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

FINANCIAL STATEMENTS

For the year ended December 31, 2014

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Page(s)
Partnership Information	2
Investment Manager's Report	4
Independent Auditors' Report	6
Statement of Financial Position	8
Condensed Schedule of Investments	9
Statement of Comprehensive Income	12
Statement of Changes in Partners' Capital	13
Statement of Cash Flows	14
Notes to the Financial Statements	15
Unaudited Information	36
1

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information

GENERAL PARTNER	Mitchell (General Partner) II Inc.,
Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

DIRECTORS OF GENERAL	Claus Gregersen*
PARTNER	Georges Muller* (resigned 28 March 2014)
Francois Simon*
Bertrand van Houtte de la Chaise*
Eric Heuze* (appointed 28 March 2014)

REGISTERED OFFICE	Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

INVESTMENT MANAGER	S.W. Mitchell Capital LLP,
AND DISTRIBUTOR	Princes House,
38 Jermyn Street,
London SW1Y 6DN,
United Kingdom.

DEPOSITARY	State Street Custodial Services (Ireland) Limited,
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

ADMINISTRATOR	State Street Administration Services Company (Ireland) Limited (trading as International Fund Services),
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

PRIME BROKER AND CUSTODIAN	Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB,
United Kingdom.

*Independent non-executive directors

2

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information (continued)

LEGAL ADVISORS	Walkers,
(as to Cayman Islands law)	6 Gracechurch Street,
London EC3V OAT,
United Kingdom.

LEGAL ADVISORS	Dechert LLP,
(as to English and U.S. Law)	160 Queen Victoria Street,
London EC4V 4QQ,
United Kingdom.

AUDITORS	Grant Thornton,
5th Floor, Bermuda House,
Dr. Roy’s Drive,
PO Box 1044 GT,
Grand Cayman KY1-1102, Cayman Islands.

3

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Investment Manager’s Report

For the year ended December 31, 2014

The NAV rose by 1.65% (Euro Class) and by 1.45% (USD Class) over the full year 2014.

There have been no material changes in the Partnership during the year which would have resulted in the substantial likelihood that a reasonable investor, becoming aware of such information, would have reconsidered its investment in the Partnership.

The performance was driven by positive contributions from both the long book and the short book of 2.17% and 0.37% respectively.

The Partnership started the year strongly rising by nearly 6% in the first quarter. This was buoyed by strong corporate results and a growing sense that there were signs of a nascent recovery in Europe. Sentiment then turned worse as investors started to become concerned about the Fed in USA reining in their expansive monetary policy, geopolitical concerns rose to the forefront led by Russia’s invasion of Ukraine while perhaps the greatest trouble faced by investors was the prospect of deflation across Europe and the belief that Europe could become the “next Japan”.

This was reflected in flows into European equities and particularly into the small cap sector, where the effect is much more pronounced. Money flowed into the market in the first quarter before retreating for the rest of the year. At a more specific level we noted large American fund houses were dumping all their small cap holdings in the early summer, particularly those in Spain and Italy. This is always a difficult backdrop for us but, once through it, fills us with optimism for the future.

During the year we held between 35 and 47 long positions whilst the short book had as few as 5 names at one stage and peaked with 14 names. The net exposure oscillated in a tight band between 67% and 77% whilst the gross exposure moved between 106% and 83%.

The year was marked by several large winners and, sadly, by some stocks that performed poorly. The stocks that had the most negative impact on the NAV were Monitise and Sportech. The former struggled to roll out its technology in a rapidly evolving banking software market whilst the latter fell dramatically after negative developments on a courts case. Neither impacted the NAV by more than 150bps. The fact that these did not damage the Partnership’s performance as a whole bears witness to the importance of running a diversified portfolio.

Major winners included Dialog Semiconductor, the German power management chip manufacturer, Kingspan, the pan-European insulation provider and Avanza Bank, a disruptive online Swedish bank.

We felt at the start of the year that for the market to move meaningfully higher that we would need to see a recovery in corporate profits. Our company meetings, where management were expressing a desire to recruit new staff, re-commission Capex projects or enter M&A transactions, suggested that this would happen. This was derailed as corporate confidence fell away due to geopolitical fears related to Russia’s stance on the edge of Europe.

4

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Investment Manager’s Report (continued)

For the year ended December 31, 2014

As I write, the outlook for European equities looks very compelling. In the short term, money is waiting to be put to work into European equities and if any flows into small caps price moves will be violent – you only need to “breathe” on some of my esoteric names for shares to rocket! In the medium term, economic activity is being boosted by the lower oil price, the weaker €, vastly increased money supply and, of course, finally QE. Who knows what QE will mean, but all I can say constructively is that it will not be negative! In the longer term, at the risk of sounding like a broken record, we need a corporate recovery and for earnings to move up.

This is reflected in the Partnership’s positioning. At the time of writing we are 131% gross invested with a net exposure of 78%. These are cord high levels since we started the Partnership in 2007. I must emphasise that these are not indicative of any change in approach, are not reflective of any abnormally high level of conviction or a super bullish view. It is simply testament to the plethora of ideas we are finding. This may in part be attributable to the fact that small cap stocks are being grossly overlooked by nearly all market participants.

The opportunity set for the Partnership remains intact. Small Caps are chronically under-researched which leads to inefficiencies in process, a phenomenon that we view as opportunities. Our investment process, namely of spending enormous amount of time talking to company management, is geared to unearthing these opportunities.

The Partnership holds assets of just shy of $30m whilst the strategy runs $150m. We are very comfortable with these levels. Interest is growing in the strategy, both in Europe and in USA, the two key regions in which we market the Partnership.

None of this would be possible without the support of my investors and the Board and I would like to extend my thanks to them all for their continued support.

S.W. Mitchell Capital LLP

March, 2015

5

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the Partners of S.W. Mitchell Small Cap European Fund L.P. (the “Partnership”)

For the year ended December 31, 2014

We have audited the Financial Statements on pages 8 to 35, which comprise the Statement of Financial Position and Condensed Schedule of Investments as at December 31, 2014, Statement of Comprehensive Income, Statement of Changes in Partner’s Capital and Statement of Cash Flows for the year ended December 31, 2014 and a summary of significant accounting policies and other explanatory notes.

Respective responsibilities of Directors of the General Partner and Auditors

The Directors of Mitchell (General Partner) II Inc. (the “General Partner”) are responsible for preparing the Financial Statements in accordance with International Financial Reporting Standards.

The Directors of the General Partner are responsible for the preparation of Financial Statements for each financial period which give a true and fair view of the Partnership’s state of affairs as at the end of the year and the results of operations for the year then ended.

In preparing those Financial Statements, the Directors of the General Partner are required to:

• Ensure that the Financial Statements comply with the Memorandum and Articles of Association and International Financial Reporting Standards, as published by the International Accounting Standards Board;

• Select suitable accounting policies and then apply them on a consistent basis;

• Make judgments and estimates that are reasonable and prudent; and

• Prepare the Financial Statements on the going concern basis unless it is not appropriate to presume that the Partnership will continue in business.

The Directors of the General Partner are responsible for keeping proper accounting records, for safeguarding the assets of the Partnership and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Our responsibility is to audit the Financial Statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing, to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

This report is made solely to the Partners of S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") as a body, in accordance with the letter of audit engagement dated February 5, 2015. Our audit work has been undertaken so that we might state to the Partnership's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Partnership and the Partners as a body, for our audit work, for this report, or for the opinions we have formed.

We read other information contained in the Financial Statements and consider whether it is consistent with the audited Financial Statements. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the Financial Statements. Our responsibilities do not extend to any information outside the Financial Statements.

6

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the Partners of S.W. Mitchell Small Cap European Fund L.P. (continued)

For the year ended December 31, 2014

Basis of opinion

We conducted our audit in accordance with International Standards on Auditing. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the Financial Statements. It also includes an assessment of the significant estimates and judgments made by the Directors of the General Partner in the preparation of the Financial Statements, and of whether the accounting policies are appropriate to the Partnership's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the Financial Statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the Financial Statements.

Opinion

In our opinion the Financial Statements present fairly, in all material respects, the financial position of S.W. Mitchell Small Cap European Fund L.P. as at December 31, 2014 and the results of its operations, changes in Partner’s capital and cash flows for the year ended December 31, 2014 in accordance with International Financial Reporting Standards.

Grant Thornton

June 4, 2015

7

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Financial Position

As at December 31, 2014

		2014	2013
	Notes	EUR	EUR

Assets

Financial assets at fair value through profit or loss	2, 3	26,844,930	25,275,103
Amounts due from brokers	2, 7	8,572,961	8,803,527
Dividends receivable		6,385	5,584
Other receivables		1,927	-
Total Assets		35,426,203	34,084,214

Liabilities

Financial liabilities at fair value through profit or loss	2, 3	5,233,195	3,671,942
Amounts due to brokers	2, 7	319,405	195,773
Investment management fee payable	10	49,682	95,336
Administration fee payable	11	14,949	35,544
Directors' fees payable	14	-	50,000
Audit fees payable		15,904	19,121
Professional fees payable		14,660	11,067
Other payables		25,192	5,020
Total Liabilities		5,672,987	4,083,803
Partners’ Capital		29,753,216	30,000,411

Signed on behalf of the Directors of the General Partner by:

__________________________

Director of Mitchell (General Partner) II Inc.

June 4, 2014

The accompanying notes form an integral part of these financial statements.

8

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments

As at December 31, 2014

Financial assets at fair value through Profit or Loss

Description	Fair Value EUR	% of Partners’ Capital

Equity securities

Finland
Consumer, Cyclical (cost €622,413)	649,338	2.18

France
Communications	639,883	2.15
Consumer, Cyclical	751,350	2.53
Consumer, Non-cyclical	612,481	2.06
Industrial	640,483	2.15
Total France (cost €2,326,896)	2,644,197	8.89

Germany
Communications	757,831	2.55
Consumer, Cyclical	688,090	2.31
Consumer, Non-cyclical	232,650	0.78
Energy	387,569	1.30
Financial	276,840	0.93
Industrial	1,359,811	4.57
Technology*	1,790,614	6.02
Total Germany (cost €5,422,528)	5,493,405	18.46

Great Britain
Basic Materials	653,330	2.20
Consumer, Cyclical*	1,807,544	6.08
Energy	735,989	2.47
Financial	1,427,344	4.80
Industrial	1,197,277	4.02
Technology	622,367	2.09
Total Great Britain (cost €5,845,359)	6,443,851	21.66

Ireland
Consumer, Non-cyclical	733,050	2.46
Industrial	611,299	2.06
Total Ireland (cost €1,125,826)	1,344,349	4.52

Italy
Communications	1,260,386	4.24
Energy	884,614	2.97
Technology	597,750	2.01
Total Italy (cost €2,567,839)	2,742,750	9.22

Jersey
Consumer, Cyclical (Cost €624,306)	562,882	1.89

The accompanying notes form an integral part of these financial statements.

9

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2014

Financial assets at fair value through Profit or Loss (continued)

Description	Fair Value EUR	% of Partners’ Capital

Equity securities (continued)

Netherlands
Technology (cost €596,744)	602,408	2.03

Norway
Technology (cost €558,693)	715,222	2.40

Spain
Basic Materials	837,263	2.81
Financial	1,096,560	3.69
Industrial	647,030	2.17
Total Spain (cost €2,382,049)	2,580,853	8.67

Sweden
Financial	615,298	2.07
Health Care	655,279	2.20
Technology	206,398	0.69
Total Sweden (cost €1,661,283)	1,476,975	4.96

Switzerland
Industrial	738,816	2.49
Technology	398,455	1.34
Total Switzerland (cost €879,328)	1,137,271	3.83

Total equity securities at fair value through profit or loss (cost €24,613,264)	26,393,501	88.71

Unrealised gain on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

06/01/2015	USD 16,770,981	EUR 13,439,112	419,894	1.41
16/01/2015	EUR 1,614,359	SEK 15,093,548	21,177	0.07
01/16/2015	EUR 821,468	NOK 7,362,280	10,358	0.04
Total unrealised gain on forward foreign exchange contracts			451,429	1.52

Total financial assets at fair value through profit or loss (cost €24,613,264)			26,844,930	90.23

*none of the underlying securities were greater than 5% of the net assets of the Partnership

The accompanying notes form an integral part of these financial statements.

10

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2014

Financial Liabilities at fair value through Profit or Loss

Description	Fair Value EUR	% of Partners’ Capital

Equity securities sold short
Belgium
Consumer, Non-cyclical (proceeds €423,091)	405,094	1.36

Denmark
Communications (proceeds €432,843)	454,830	1.53

France
Communications (proceeds €447,907)	459,463	1.54

Germany
Consumer, Non-cyclical (proceeds €437,785)	556,959	1.87

Great Britain
Industrial	1,305,533	4.39
Technology	451,265	1.52
Total Great Britain (proceeds €1,617,097)	1,756,798	5.91

Netherlands
Industrial (proceeds €418,545)	531,205	1.79

Sweden
Industrial (proceeds €444,366)	482,596	1.62

Switzerland
Industrial (proceeds €420,287)	492,933	1.66

Total equity securities sold short at fair value through profit or loss (proceeds €4,641,921)	5,139,878	17.28

Unrealised loss on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

16/01/2015	EUR 4,476,229	GBP 3,546,538	92,733	0.31
16/01/2015	EUR 622,750	CHF 749,513	584	0.00
Total unrealised loss on forward foreign exchange contracts			93,317	0.31

Total financial liabilities at fair value through profit or loss (cost €4,641,921)			5,233,195	17.59

*none of the underlying securities were greater than 5% of the net assets of the Partnership

The accompanying notes form an integral part of these financial statements.

11

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Comprehensive Income

For the year ended December 31, 2014

		2014	2013
	Notes	EUR	EUR

Income
Interest income	2(g)	6,776	15,284
Dividend income	2(h)	345,555	805,637
Less withholding tax on dividends	2(h)	(71,615)	(187,083)
Net realised gain on financial assets and liabilities at fair value through profit or loss	2, 9	5,183,063	6,406,080
Net change in unrealised (depreciation) appreciation on financial assets and liabilities at fair value through profit or loss	2, 9	(2,441,849)	1,851,286
Net foreign currency loss	2, 9	(56,049)	(549,088)
Total investment income		2,965,881	8,342,116

Expenses
Interest expense	2(g)	(20,059)	(48,279)
Dividend expense on securities sold short	2(h)	(72,786)	(248,568)
Investment management fees	10	(299,694)	(384,524)
Administration fees	11	(73,247)	(69,431)
Audit fees		(60,000)	(43,000)
Directors’ fees	14	(50,000)	(50,000)
Broker fees		(64,908)	(78,788)
Professional fees		(60,425)	(17,598)
Other expenses		(35,297)	(21,824)
Total operating expenses		(736,416)	(962,012)
Net increase in Partners’ Capital from operations		2,229,465	7,380,104

The accompanying notes form an integral part of these financial statements.

12

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Changes in Partners’ Capital

For the year ended December 31, 2014

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2014	30,000,411	26,126	29,974,285

Capital contributions	4,346,069	-	4,346,069
Capital withdrawals	(6,822,729)	(17,137)	(6,805,592)
Increase in Partners’ Capital from operations
Pro rata allocation	2,229,465	1,431	2,228,034
Performance allocation	-	2,968	(2,968)
Partners’ Capital at December 31, 2014	29,753,216	13,388	29,739,828

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2013	57,277,113	7,355	57,269,758

Capital contributions	4,579,467	-	4,579,467
Capital withdrawals	(39,236,273)	-	(39,236,273)
Increase in Partners’ Capital from operations
Pro rata allocation	7,380,104	1,634	7,378,470
Performance allocation	-	17,137	(17,137)
Partners’ Capital at December 31, 2013	30,000,411	26,126	29,974,285

The accompanying notes form an integral part of these financial statements.

13

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Cash Flows

For the year ended December 31, 2014

	2014	2013
	EUR	EUR
Cash flows from operating activities

Net increase in Partners’ Capital from operations	2,229,465	7,380,104

Adjustments to reconcile net increase in Partners’ Capital from operations to net cash provided by operating activities
Net movement in:
Financial assets at fair value through profit or loss	(1,569,827)	22,836,197
Financial liabilities at fair value through profit or loss	1,561,253	(5,259,870)
Amounts due from brokers	230,566	11,845,407
Dividends receivable	(801)	4,545
Other receivables	(1,927)	15,878
Amounts due to brokers	123,632	(2,282,053)
Investment management fees payable	(45,654)	47,587
Administration fees payable	(20,595)	30,030
Directors’ fees payable	(50,000)	50,000
Audit fees payable	(3,217)	(17,106)
Professional fees payable	3,593	11,067
Accrued expenses and other payables	20,172	(4,980)
Net cash provided by operating activities	2,476,660	34,656,806

Cash flows financing used in activities
Proceeds from capital contributions	4,346,069	4,579,467
Payments on capital withdrawals	(6,822,729)	(39,236,273)
Net cash used in financing activities	(2,476,660)	(34,656,806)
Net change in cash and cash equivalents	-	-
Cash and cash equivalents at the beginning of the year	-	-
Cash and cash equivalents at the end of the year	-	-

Supplementary cash flow information

Interest received	6,776	15,284
Interest paid	(20,059)	(48,279)
Dividends received	273,139	623,099
Dividends paid	(72,786)	(248,568)

The accompanying notes form an integral part of these financial statements.

14

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014

NOTE 1 – GENERAL INFORMATION

S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") is an open-ended investment partnership established as an exempted Limited Partnership in the Cayman Islands on October 9, 2007 and registered under the Cayman Islands Mutual Funds Law. The Partnership is regulated by the Cayman Islands Monetary Authority and commenced trading on October 31, 2007. The Partnership's investment objective is to generate absolute returns through active portfolio management in all markets by taking long and short positions in Small and Mid Cap European equities.

The Partnership is part of a “master-feeder” structure in which S.W. Mitchell Small Cap European Fund Limited invests substantially all of its assets into the Partnership. S.W. Mitchell Small Cap European Fund Limited (the "Company") owns 97.14% of non-controlling interests in the Partnership as at December 31, 2014 (2013: 98.47%).

S.W. Mitchell Capital LLP has been appointed as the investment manager to the Partnership (the “Investment Manager”). The Investment Manager is the Alternative Investment Fund Manager (“AIFM”) to the Partnership for the purposes of the Alternative Investment Fund Managers Directive Rules (“AIFMD Rules”) and is authorised by the FCA to perform the regulatory activity of managing an alternative investment fund (“AIF”). To comply with AIFMD Rules the Partnership has appointed State Street Custodial Services (Ireland) Limited as Depositary to the Partnership.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

(a)	Statement of compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) adopted by the International Accounting Standard Board (“IASB”), and interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”) of the IASB.

(b)	Basis of preparation

The financial statements have been prepared on a historical cost basis, except for financial instruments classified at fair value through profit or loss that have been measured at fair value. The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilised in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

The accounting policies adopted are consistent with those of the previous financial period. At the date of authorisation of these financial statements, certain new standards, amendments and interpretations to existing standards have been published but are not yet effective, and have not been adopted early by the Partnership.

15

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Basis of preparation (continued)

Changes in accounting policies and disclosures

Standards effective for accounting periods beginning on or after January 1, 2014 that have been adopted by the Partnership

Amendments to IAS 32, ‘Offsetting financial assets and financial liabilities’ is effective for annual periods beginning on or after January 1, 2014, and have been adopted by the Partnership. These amendments clarify the offsetting criteria in IAS 32 and address inconsistencies in their application. This includes clarifying the meaning of ‘currently has a legally enforceable right of set-off’ and that some gross settlement systems may be considered equivalent to net settlement. The amendments have had no significant impact on the Partnership.

Standards issued, but not yet effective, that have not been early adopted by the Partnership

IFRS 9, published in July 2014, will replace the existing guidance in IAS 39. It includes revised guidance on the classification and measurement of financial instruments, including a new expected credit loss model for calculating impairment on financial assets, and the new general hedge accounting requirements. It also carries forward the guidance on recognition and derecognition of financial instruments from IAS 39.

IFRS 9 is effective for annual reporting periods beginning on or after January 1, 2018, with early adoption permitted. Based on the initial assessment, this standard is not expected to have a material impact on the Partnership.

(c)	Financial Instruments

(i)	Classification

The Partnership designates its assets and liabilities as financial assets and liabilities at fair value through profit or loss. The category of financial assets and liabilities at fair value through profit or loss is sub-divided into two categories: financial assets and financial liabilities held for trading and those designated by management at fair value through profit or loss at inception. The Partnership has designated its financial assets and liabilities as held for trading.

Financial assets and liabilities held for trading (“trading securities”): These include equity securities, forward foreign exchange contracts and equity securities sold short. These instruments are acquired or incurred principally for the purpose of generating a profit from short-term fluctuation in price. Derivatives are categorised as held for trading as the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39. All derivatives are carried in assets when amounts are receivable by the Partnership and in liabilities when amounts are payable by the Partnership. Changes in fair value of derivatives and trading securities are included in the Statement of Comprehensive Income.

16

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	Financial Instruments (continued)

(ii)	Recognition

Purchases and sales of financial instruments are accounted for at trade date, which is the date that the Partnership commits to purchase or sell an asset. Realised gains and losses on disposals of financial instruments are calculated using the first-in-first-out (“FIFO”) method.

(iii)	Initial measurement

Financial instruments categorised at fair value through profit or loss are measured initially at fair value, with transaction costs for such instruments being recognised directly in the Statement of Comprehensive Income.

(iv)	Subsequent measurement

After initial measurement, the Partnership measures financial instruments which are classified as at fair value through profit or loss at their fair values. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions (i.e. an exit price) regardless of whether that price is directly observable or estimated using another valuation technique.

The fair value of financial instruments is based on their quoted market prices on a recognised exchange or sourced from a reputable broker/counterparty, in the case of non-exchange traded instruments, at the Statement of Financial Position date without any deduction for estimated future selling costs. Investments in securities are valued at market value based on the last traded price on each valuation day.

If a quoted market price is not available on a recognised stock exchange or from a reputable broker/counterparty, the fair value of the financial instruments may be estimated by the General Partner using valuation techniques, including use of recent arm’s length market transactions, reference to the current fair value of another instrument that is substantially the same or any other valuation technique that provides a reliable estimate of prices obtained in actual market transactions. No such investments were held as at December 31, 2014 (2013: nil).

Subsequent changes in the fair value of financial instruments at fair value through profit or loss are recognised in the Statement of Comprehensive Income.

(iv)	Derecognition

The Partnership derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire or it transfers the financial asset and the transfer qualifies for derecognition in accordance with IAS 39. The Partnership derecognises a financial liability when the obligation specified in the contract is discharged, cancelled or expires.

17

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d)	Realised and unrealised gains and losses on financial assets and liabilities

Realised gains and losses on financial assets and liabilities represent the difference between disposal proceeds or valuation and historic cost and take into account all brokers’ charges and commissions. Realised and unrealised gains or losses on financial assets and liabilities are recorded in the Statement of Comprehensive Income. Commissions on contracts for difference are expensed separately. All gains and losses recorded on financial assets and liabilities held for trading are recognised within fair value through profit or loss.

(e)	Offsetting Financial Instruments

Financial assets and liabilities are offset and the net amount reported in the Statement of Financial Position where the Partnership has a legally enforceable right to set-off the recognised amounts (which is not contingent on a future event), and there is an intention to settle on a net basis, or realise the asset and settle the liability simultaneously.

(f)	Due from and due to brokers

Amounts due from and to brokers represent cash, receivables for securities sold and payables for securities purchased that have been contracted for but not yet settled or delivered on the Statement of Financial Position date. These amounts are recognised initially at fair value and subsequently measured at amortised cost, less provision for impairment for amounts due from brokers, if any. A provision for impairment of amounts due from brokers is established when there is objective evidence that the Partnership will not be able to collect all amounts due from the relevant broker. As at the year end, no such provision was made (2013: €nil).

(g)	Interest income and expense

Interest income and interest expense are recognised on an accruals basis in line with the contractual terms. Interest is accrued on a daily basis.

(h)	Dividend income and expense

Dividend income, gross of any non-recoverable withholding tax suffered, and dividend expense are recorded as income or expense on the date upon which the relevant securities are first listed as “ex-dividend”.

(i)	Expenses

All expenses are recognised in the Statement of Comprehensive Income on an accruals basis.

18

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the Partnership's financial statements are measured using the currency of the primary economic environment in which it operates (the “functional currency”). This is the Euro (or “EUR”), which reflects the Partnership’s primary activity of investing in Euro denominated securities and derivatives. The Partnership has adopted the Euro as its presentation currency.

(ii)	Foreign currency transactions

Monetary assets and liabilities denominated in currencies other than Euro are translated into Euro at the closing rates of exchange at each year end. Transactions during the year, including purchases and sales of securities and income and expenses, are translated at the rate of exchange prevailing on the date of the transaction. Foreign currency transaction gains and losses are included in realised and unrealised gain and loss on financial assets and liabilities at fair value through profit or loss and foreign exchange.

Income and expenses are translated at the monthly average exchange rates unless the average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rates prevailing on the dates of the transactions.

(k)	Income taxes

The Partnership is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In jurisdictions other than the Cayman Islands, foreign taxes may be withheld at source on dividends and interest received by the Partnership. In certain other jurisdictions which do not withhold tax on such income, the Partnership may nevertheless have an exposure to taxes on dividend/interest income and have an exposure to capital gains tax on any capital gains made. In such circumstances the Partnership will provide for any such tax liability, if and when there is a requirement to do so.

19

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS

	Year ended December 31, 2014		Year ended December 31, 2013
	Fair value in EUR	% of Partners’ Capital	Fair value in EUR	% of Partners’ Capital
Financial assets at fair value through profit or loss
Held for trading
- listed equity securities	26,393,501	88.71	25,273,811	84.25
- derivatives	451,429	1.52	1,292	0.00
	26,844,930	90.23	25,275,103	84.25
Financial liabilities at fair value through profit or loss
Held for trading
- listed equity securities	(5,139,878)	(17.28)	(3,403,594)	(11.35)
- derivatives	(93,317)	(0.31)	(268,348)	(0.89)
	(5,233,195)	(17.59)	(3,671,942)	(12.24)

The carrying amounts of listed equity securities are determined directly by reference to published price quotations. The above derivatives include foreign currency contracts which are valued using observable market inputs. A summary of the schedule of investments is as follows:

	2014	2013
	EUR	EUR
Financial assets at fair value through profit or loss
Equity Securities – by Geography
- Denmark	-	129,665
- Finland	649,338	-
- France	2,644,197	1,857,366
- Georgia	-	510,219
- Germany	5,493,405	4,931,390
- Great Britain	6,443,851	6,422,028
- Guernsey	-	317,287
- Ireland	1,344,349	1,130,806
- Italy	2,742,750	3,770,625
- Jersey	562,882	170,868
- Netherlands	602,408	643,433
- Norway	715,222	1,011,213
- Spain	2,580,853	1,278,598
- Sweden	1,476,975	2,561,488
- Switzerland	1,137,271	538,825
	26,393,501	25,273,811
Derivatives
- Unrealised gain on forward exchange contracts	451,429	1,292
Total	26,844,930	25,275,103

20

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

	2014	2013
	EUR	EUR
Financial liabilities at fair value through profit or loss
Equity Securities – by Geography
- Belgium	(405,094)	(386,029)
- Denmark	(454,830)	-
- France	(459,463)	-
- Germany	(556,959)	(336,672)
- Great Britain	(1,756,798)	(1,521,028)
- Italy	-	(368,328)
- Netherlands	(531,205)	(331,146)
- Sweden	(482,596)	-
- Switzerland	(492,933)	(460,391)
	(5,139,878)	(3,403,594)
Derivatives
- Unrealised loss on forward exchange contracts	(93,317)	(268,348)
Total	(5,233,195)	(3,671,942)

The Partnership classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. Categorisation within the hierarchy has been determined on the basis of the lowest level input that is significant to the fair value measurement of the relevant asset as follows:

Level 1 – valued using quoted prices in active markets for identical assets or liabilities;

Level 2 – valued by reference to valuation techniques using observable inputs other than quoted prices included within Level 1, either directly (that is, as prices) or indirectly (that is, derived from prices);

Level 3 – valued by reference to valuation techniques using inputs that are not based on observable market data.

The valuation techniques used by the Partnership are detailed in the accounting policies in Note 2.

21

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The following tables analyse, within the fair value hierarchy, the Partnership’s financial assets and liabilities measured at fair value.

As at December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	26,393,501	-	-	26,393,501
- derivatives	-	451,429	-	451,429
Total Assets	26,393,501	451,429	-	26,844,930

Liabilities
Held for trading
- listed equity securities	(5,139,878)	-	-	(5,139,878)
- derivatives	-	(93,317)	-	(93,317)
Total Liabilities	(5,139,878)	(93,317)	-	(5,233,195)

As at December 31, 2013

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	25,273,811	-	-	25,273,811
- derivatives	-	1,292	-	1,292
Total Assets	25,273,811	1,292	-	25,275,103

Liabilities
Held for trading
- listed equity securities	(3,403,594)	-	-	(3,403,594)
- derivatives	-	(268,348)	-	(268,348)
Total Liabilities	(3,403,594)	(268,348)	-	(3,671,942)

There have been no transfers/significant movements during the year between level 1 and level 2 (2013: none).

22

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 4 – DERIVATIVE CONTRACTS

Typically, derivative contracts serve as components of the Partnership’s investment strategy and are utilised primarily to structure and hedge investments to enhance performance and reduce risk to the Partnership (the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39). The derivative contracts that the Partnership may hold are futures and forward foreign exchange contracts. The Partnership has held only forward foreign exchange contracts during the year.

The Partnership records its derivative activities on a fair value basis. Fair values are determined by using quoted market prices as described in Note 2. For over-the-counter (“OTC”) contracts, the Partnership enters into master netting agreements with its counterparties, therefore, assets represent the Partnership’s unrealised gains less unrealised losses for OTC contracts in which the Partnership has a master netting agreement. Similarly, liabilities represent net amounts owed to counterparties on OTC contracts.

The derivative contracts included in the Partnership’s Statement of Financial Position at fair value through profit or loss are disclosed in the Condensed Schedule of Investments along with their notional amounts.

Forward foreign exchange contracts entered into by the Partnership represent a firm commitment to buy or sell an underlying asset, or currency at a specified value and point in time based upon an agreed or contracted quantity. The realised / change in unrealised gain or loss is equal to the difference between the value of the contract at the onset date and the value of the contract at settlement date / year end date and is included in the Statement of Comprehensive Income.

NOTE 5 – OFF-BALANCE-SHEET RISK

Securities sold short represent obligations of the Partnership to deliver the specified security, and thereby create a liability to repurchase the security in the market at prevailing prices. Accordingly, these securities may result in off-balance-sheet risk as the Partnership’s satisfaction of the obligations may exceed the amount recognised in the Statement of Financial Position.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

Introduction

Risk is inherent to the Partnership’s activities but it is managed through a process of on-going identification, measurement and monitoring, subject to risk limits and other controls. The process of risk management is critical to the Partnership’s continuing profitability. The Partnership is exposed to market risk (which includes currency risk, interest rate risk and other price risk), credit risk and liquidity risk arising from the financial instruments it holds.

Risk Management Structure

The General Partner is ultimately responsible for identifying and controlling risks. However there are separate independent bodies for managing and monitoring risks. Risk is managed on a daily basis by the Compliance, Operations and Performance and Risk Departments of these independent bodies which report to the General Partner on a regular basis.

Risk Mitigation

The Partnership has investment guidelines that set out its overall business strategies, its tolerance for risk and its general risk management philosophy and have established processes to monitor and control economic hedging transactions in a timely and accurate manner. The Partnership uses derivatives and other instruments for trading purposes and in connection with its risk management activities.

Excessive Risk Concentration

Concentration risk arises when a number of counterparties are engaged in similar business activities, or activities in the same geographic region, or have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentration indicates the relative sensitivity of the Partnership’s performance to developments affecting a particular industry or geographical location.

In order to avoid excessive concentration of risk, the Partnership’s policies and procedures include specific guidelines to focus on maintaining a diversified portfolio. Identified concentration of credit risks are controlled and managed accordingly.

The geographical and industrial distribution of financial assets and liabilities is disclosed in the Condensed Schedule of Investments.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as equity and commodity risk. The General Partner uses diversification of portfolio and derivative instruments to manage the market risk.

Interest Rate Risk

The majority of the Partnership’s financial assets are equity shares and other instruments which neither pay interest nor have a maturity date. Cash balances due to/from the broker as detailed in note 7 are invested at short-term market interest rates. As a result, the Partnership is not subject to significant amounts of risk due to fluctuations in the prevailing levels of market interest rates. Due to this no sensitivity analysis has been provided.

24

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

 Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk

Currency risk is the risk that the value of a financial instrument will fluctuate due to changes in foreign exchange rates. The Partnership invests in securities and other investments that are denominated in currencies other than the functional currency of the Partnership. Accordingly, the value of the Partnership’s assets may be affected favourably or unfavourably by fluctuations in currency rates and therefore the Partnership will necessarily be subject to foreign exchange risks.

The primary purpose of the Partnership’s foreign currency hedging activities is to protect against the volatility associated with investments denominated in foreign currencies and are not designated hedges. The Partnership utilises forward foreign exchange contracts to hedge foreign currency denominated financial assets and liabilities. Increases or decreases in the Partnership’s foreign currency denominated financial assets and liabilities are partially offset by gains and losses on the hedging instruments. There are two processes utilised by the Partnership to minimise the impact of fluctuations in foreign currency exchange rates.

As the underlying investors may invest in either EUR or USD share classes in the Company, a foreign exchange hedge is performed once a month matching the value of the entire USD share class against it’s EUR equivalent, taking into account all subscriptions and redemptions. This has the effect of neutralising any foreign exchange impact between the two share classes. This is monitored daily to account for any performance. If the differential between the required hedge and the current hedge is in excess of 2% an adjustment is traded.

The second process is the hedging of foreign currency balances against equity balances denominated in the same currency. Cash is held in the base denomination of the Partnership (EUR) and equities may be purchased or sold in a variety of currencies as per the prospectus. In order to minimise the risk of fluctuations in the foreign currency’s exchange rate against EUR, each month the cash balance of each currency is traded against EUR to ensure that the currency balance is equal and opposite the value of assets denominated in that currency. This is monitored weekly and if a variance of 2% or more exists between the value of the assets and the opposite currency balance an adjustment is traded.

These two processes effectively manage currency risk by ensuring that any gains/losses in foreign exchange relating to cash balances has an opposite neutralising effect on the asset denominated in the same currency, leaving a minimal impact in investor terms of the movement in foreign exchange rates.

The table overleaf indicates the currencies to which the Partnership had significant exposure at December 31, 2014 and 2013 on its trading monetary assets and liabilities, excluding the effects of share class specific forward foreign exchange contracts. The currency sensitivity table analysis discloses management’s best estimates of the effect of a reasonably possible movement of the currency rate against the Euro, with all other variables held constant on the Statement of Comprehensive Income (due to the fair value of currency sensitive trading monetary assets and liabilities) and net assets (due to the change in fair value of currency swaps and forward foreign exchange contracts). A negative amount in the table reflects a potential net reduction in the Statement of Comprehensive Income or Partners’ Capital, while a positive amount reflects a net potential increase. An equal change in the opposite direction of the currency rate would have an equal but opposite effect in the Statement of Comprehensive Income or Partners’ Capital. In practice the actual trading results may differ from the sensitivity analysis overleaf and the difference could be material.

25

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk (continued)

	Assets	Liabilities	Assets	Liabilities
Currency exposure	2014	2014	2013	2013
	EUR’000	EUR’000	EUR’000	EUR’000
British Pound	7,007	(6,552)	7,103	(6,876)
Danish Krone	432	(455)	-	-
Norwegian Krone	917	(811)	1,141	(1,102)
Swedish Krona	1,983	(2,076)	2,561	(2,473)
Swiss Franc	1,137	(1,117)	811	(793)
United States Dollar	-	-	-	-

	Change in	Effect on	Effect on	Change in	Effect on	Effect on
	Currency	Profit	Partners’	Currency	Profit	Partners’
			Capital			Capital
Sensitivity analysis	rate	2014	2014	rate	2013	2013
	%	EUR’000	EUR’000%		EUR’000	EUR’000
British Pound	+5	23	23	+5	11	11
Danish Krone	+5	(1)	(1)	+5	-	-
Norwegian Krone	+5	5	5	+5	2	2
Swedish Krona	+5	(5)	(5)	+5	4	4
Swiss Franc	+5	1	1	+5	1	1
United States Dollar	+5	-	-	+5	-	-

Equity Price Risk

Equity price risk is the risk that the fair values of equities decrease as the result of changes in the levels of equity indices and the value of individual stocks. The trading equity price risk exposure arises from the Partnership's investment portfolio. The Partnership manages this risk by investing in different equities.

The Partnership reviews the impact of movement of indices on its performance by utilising the beta of the securities in which it trades. The Partnership utilises the beta of each security in a particular geographical area and computes its exposure in that particular geographical area.

The Partnership’s best estimate of the effect on net profit due to a reasonably possible change in beta, with all other variables held constant is as follows. An equal change in the opposite direction of beta would have an equal but opposite effect in the Statement of Comprehensive Income or Partners’ Capital. In practice, actual trading results may differ from the sensitivity analysis overleaf and the differences could be material.

26

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (continued)

Fair Value 2014		Change	Beta	Effect on Partners’ Capital/ profit 2014
Country of Long Security	EUR	%		EUR
Finland	649,338	+5	0.7730	25,097
France	2,644,197	+5	1.0991	145,310
Germany	5,493,405	+5	0.7645	209,980
Great Britain	6,443,851	+5	0.8144	262,391
Ireland	1,344,349	+5	0.9733	65,426
Italy	2,742,750	+5	0.7551	103,554
Jersey	562,882	+5	0.8144	22,920
Netherlands	602,408	+5	1.1960	36,024
Norway	715,222	+5	1.0480	37,478
Spain	2,580,853	+5	0.7772	100,296
Sweden	1,476,975	+5	0.9382	69,283
Switzerland	1,137,271	+5	0.6865	39,039

Country of Short Security
Belgium	(405,094)	+5	0.5480	(11,100)
Denmark	(454,830)	+5	0.9770	(22,218)
France	(459,463)	+5	1.2020	(27,614)
Germany	(556,959)	+5	0.5520	(15,372)
Great Britain	(1,756,799)	+5	0.7815	(68,651)
Netherlands	(531,205)	+5	1.2980	(34,475)
Sweden	(482,596)	+5	1.5070	(36,364)
Switzerland	(492,933)	+5	1.1940	(29,428)

27

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (continued)

Fair Value 2013		Change	Beta	Effect on Partners’ Capital/ profit 2013
Country of Long Security	EUR	%		EUR
Denmark	129,665	+5	0.8669	5,621
France	1,857,366	+5	1.1336	105,272
Georgia	510,219	+5	1.2100	30,868
Germany	4,931,390	+5	0.9185	226,467
Great Britain	6,422,028	+5	0.8217	263,854
Guernsey	317,287	+5	0.8217	13,036
Ireland	1,130,806	+5	0.9073	51,298
Italy	3,770,625	+5	0.7070	133,293
Jersey	170,868	+5	0.8217	7,020
Netherlands	643,433	+5	1.1840	38,091
Norway	1,011,213	+5	0.8829	44,640
Spain	1,278,598	+5	1.0299	65,843
Sweden	2,561,488	+5	1.2459	159,569
Switzerland	538,825	+5	0.2110	5,685

Country of Short Security
Belgium	(386,029)	+5	0.8749	(16,887)
Germany	(336,672)	+5	0.6390	(10,757)
Great Britain	(1,521,028)	+5	0.7287	(55,420)
Italy	(368,328)	+5	0.7140	(13,149)
Netherlands	(331,146)	+5	0.5580	(9,239)
Switzerland	(460,391)	+5	0.9510	(21,892)

Liquidity Risk

Liquidity risk is defined as the risk that the Partnership may not be able to settle or meet its obligations on time or at a reasonable price. The Partnership is exposed to capital withdrawals on any dealing day, being the first business day of each month. Limited Partnership interests are redeemable on demand at the Limited Partner’s option based on the Limited Partner’s capital account outstanding.

The Investment Manager monitors carefully the liquidity of the underlying invested positions as well as the overall gross invested position of the Partnership. The Partnership’s offering document provides for monthly contributions and withdrawals, subject to one calendar month’s prior written notice, and is therefore exposed to the liquidity risk of meeting Limited Partners’ withdrawals at any time.

The Partnership’s listed securities are considered to be readily realisable as they are predominately listed on recognised stock exchanges. The Partnership has the ability to borrow in the short term to ensure settlement, although no such borrowings have arisen during the period. The table overleaf analyses the Partnership’s financial liabilities into relevant maturity grouping based on remaining period at the Statement of Financial Position date to the contractual maturity date. The amounts in the table are the contractual undiscounted cash flows. Balance due within 12 months equal their carrying balance, as the impact of discounting is not significant.

28

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Liquidity Risk (continued)

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2014	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(5,139,878)	-	-	-
- Forward foreign exchange contracts	(93,317)	-	-	-
Amounts due to brokers	(319,405)	-	-	-
Investment management fees payable	-	(49,682)	-	-
Administration fees payable	-	(14,949)	-	-
Audit fees payable	-	(15,904)	-	-
Professional fees payable	-	(14,660)	-	-
Other payables	-	(25,192)	-	-
Partners’ Capital	(29,753,216)	-	-	-
	(35,305,816)	(120,387)	-	-

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2013	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(3,403,594)	-	-	-
- Forward foreign exchange contracts	(268,348)	-	-	-
Amounts due to brokers	(195,773)	-	-	-
Investment management fees payable	-	(95,336)	-	-
Administration fees payable	-	(35,544)	-	-
Directors' fees payable	-	(50,000)	-	-
Audit fees payable	-	(19,121)	-	-
Professional fees payable	-	(11,067)	-	-
Other payables	-	(5,020)	-	-
Partners’ Capital	(30,000,411)	-	-	-
	(33,868,126)	(216,088)	-	-

Partners’ Capital can be withdrawn on demand at the Limited Partner’s option on a monthly or yearly basis provided that sufficient notice is given. However, the General Partner does not envisage that the contractual maturity disclosed in the table above will be representative of the actual cash outflows as Limited Partners typically retain their interests for the medium to long term.

As described at the start of this Note the Partnership has investment and risk guidelines that set out its tolerance for risk and uses various risk methods to assess risk. In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s liquidity position on a monthly basis and the General Partner reviews it on a regular basis. There have been no material changes made to these liquidity management systems and procedures described above during the year.

29

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

 Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk

Credit risk is the risk that an issuer or counterparty will be unable or unwilling to meet a commitment that it has entered into with the Partnership.

At December 31, 2014 and 2013, the Partnership had all of its individual counterparty credit risk with its prime broker in the United Kingdom. The Partnership continuously monitors the credit standing of its broker and does not expect any material losses as a result of this concentration. At December 31, 2014, Goldman Sachs International had a credit rating from Standard and Poors of A- (2013: A).

All securities transactions of the Partnership are cleared by registered brokers pursuant to customer agreements. The Partnership is subject to credit risk in the event that the brokers are unable to fulfil their obligations.

State Street Custodial Services (Ireland) Limited has been appointed as Depositary to the Partnership to perform certain cash monitoring and to verify the ownership of the Partnership’s assets that are not ‘financial instruments’ held in custody. The Depositary does not delegate any of its depositary functions. The Depositary is ultimately owned by State Street Bank and Trust Company. The Standard and Poor’s (S&P) credit rating from State Street Bank and Trust Company as at December 31, 2014 was A+.

The Partnership’s maximum exposure to credit risk (not taking into account the value of any collateral or other security held) in the event that counterparties fail to perform their obligations as of December 31, 2014 and 2013 in relation to each class of recognised financial assets, other than derivatives, is the carrying amount of those assets as indicated in the Statement of Financial Position.

The industrial concentration of financial assets and liabilities is disclosed in the Condensed Schedule of Investments.

The Partnership may be adversely impacted by an increase in its credit exposure related to investing, financing, and other activities. The Partnership is exposed to the potential for credit-related losses that can occur as a result of an individual, counterparty or issuer being unable or unwilling to honour its contractual obligations. These credit exposures exist within financing relationships, commitments, derivatives and other transactions. These exposures may arise, for example, from a decline in the financial condition of a counterparty, from entering into swap or other derivative contracts under which counterparties have obligations to make payments to the Partnership, from a decrease in the value of securities of third parties that the Partnership holds as collateral, or from extending credit through guarantees or other arrangements. As the Partnership’s credit exposure increases, it could have an adverse effect on the Partnership’s business and profitability if material unexpected credit losses occur.

The Partnership restricts its exposure to credit losses on derivative instruments it holds by entering into master netting arrangements with major counterparties with whom a significant volume of transactions are undertaken. Master netting arrangements do not result in an offset of Statement of Financial Position assets and liabilities unless certain conditions for offsetting under IAS 32 apply. The credit risk associated with favourable contracts is reduced by a master netting arrangement if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.

30

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk (continued)

The following tables below present the Partnership’s derivative financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements. The tables are presented by counterparty.

Financial assets subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of assets presented in the financial statements	Financial Instrument	Cash Collateral received	Net Amount
	EUR	EUR	EUR	EUR
2014 counterparty:
Goldman Sachs International	451,429	-	-	451,429

2013 counterparty:
Goldman Sachs International	1,565	(273)	-	1,292

Financial liabilities subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of liabilities presented in the financial statements	Financial Instrument	Cash Collateral pledged	Net Amount
	EUR	EUR	EUR	EUR
2014 counterparty:
Goldman Sachs International	(93,317)	-	-	(93,317)

2013 counterparty:
Goldman Sachs International	(268,621)	273	-	(268,348)

There is no cash collateral held at Goldman Sachs International which has not been offset on the Statement of Financial Position (2013: none).

In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s credit position on a daily basis, and the Board of Directors of the General Partner reviews it on a quarterly basis.

31

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 7 – AMOUNTS DUE FROM/TO BROKERS

Due from/to broker balances comprise cash balances with the Partnership’s clearing brokers and amounts receivable or payable for securities transactions that have not settled at the year end. Cash held with the Partnership’s clearing brokers represents proceeds relating to securities sold short (if any) and cash held as collateral against open forward foreign exchange contracts. This cash may be restricted by the broker until the related securities are purchased or open contracts are closed.

	December 31, 2014	December 31, 2013
	EUR	EUR
Cash on hand	8,572,961	8,803,527
Cash overdraft	(244,504)	(195,773)
Amounts payable on securities purchased	(74,901)	-
Net amounts due from brokers	8,253,556	8,607,754

NOTE 8 – allocation of NET INCOME

Net income of the Partnership is allocated to the partners on a pro-rata basis as defined by the Partnership Agreement (the “Agreement”) dated October 5, 2007. For the year ended December 31, 2014 the General Partner also received an incentive allocation of €2,968 (2013: €17,137) pursuant to the Agreement.

NOTE 9 – GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES

The following table details the gains and losses from financial assets and liabilities at fair value through profit or loss for year:

	2014	2013
	EUR	EUR
Net realised gain/(loss) on financial assets and liabilities at fair value through profit or loss
- Equity securities	4,379,806	5,321,987
- Derivatives	803,257	1,084,093
Net realised gain on financial assets and liabilities at fair value through profit or loss	5,183,063	6,406,080

Net change in unrealised appreciation/(depreciation) on financial assets and liabilities at fair value through profit or loss
- Equity securities	(3,067,016)	1,785,723
- Derivatives	625,167	65,563
Net change in unrealised (depreciation)/appreciation on financial assets and liabilities at fair value through profit or loss	(2,441,849)	1,851,286
Net foreign currency gains/(losses)
- unrealised	1,153,309	(656,214)
- realised	(1,209,358)	107,126
Total net foreign currency losses	(56,049)	(549,088)

32

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 9 – GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES (CONTINUED)

As at December 31, 2014, financial instrument unrealised gains and losses amounted to €3,968,510 and (€2,328,118) respectively. As at December 31, 2014, the gross realised gains and gross realised losses arising from the sale of financial instruments during the year amounted to €8,101,593 and (€2,918,530), respectively.

NOTE 10 – MANAGEMENT AND PERFORMANCE FEE

The General Partner is entitled to a monthly investment management fee payable in arrears at an annual rate of 1% of the Net Asset Value attributable to each Limited Partner and also a performance related allocation (the “Performance Allocation”). The Performance Allocation is made in arrears in respect of each performance period and accrued monthly. A performance period comprises each successive twelve month period and ends on December 31, of each year (the “performance period”). The Performance Allocation is equivalent to 20% of a Limited Partner’s net profits applicable to such Limited Partner’s capital account for a Class once such Limited Partner’s pro-rata share of net profits for the Performance Period exceeds any cumulative net losses that have been carried forward from prior Performance Periods for each such Limited Partner of such Class.

In the case of the investment by the Company in the Partnership, the Performance Allocation to be made in respect of the Company’s capital account of the relevant class is an amount equal to 20% of the increase in the Net Asset Value per share of the applicable class outstanding in respect of each performance period. The Company’s Performance Allocation is charged at the Company level.

The Partnership incurred an investment management fee of €299,694 during the year (2013: €384,524) and as at December 31, 2014 the investment management fee payable was €49,682 (2013: €95,336). For the year ended December 31, 2014 the General Partner received a performance allocation of € 2,968 (2013: €17,137) from the Limited Partners other than the Company of which €2,968 (2013: €17,137) was payable at the year end.

NOTE 11 – ADMINISTRATION FEE

The Administrator is entitled to receive an ad valorem fee accrued monthly and payable monthly in arrears at the level of the Partnership not to exceed 12 basis points per annum of the Partnership’s Net Asset Value. The fee is subject to a minimum of US$75,000 per annum. The Partnership incurred administration fees of €73,247 during the year (2013: €69,431) and as at December 31, 2014 the administration fee payable was €14,949 (2013: €35,544).

NOTE 12 – NEW ISSUE SECURITIES

The Partnership may purchase securities that are part of a public distribution. If such securities trade at a premium in the secondary market immediately after the distribution process has commenced, the Financial Industry Regulatory Authority (FINRA) has taken the position in its Rules of Fair Practice that such securities are part of a “new issue” and, accordingly, members of the FINRA may not sell such securities to an account in which a member or person affiliated with or related to a member of the FINRA has an interest. These persons are referred to as “restricted”. The Partnership has adopted the policy not to allocate gains or losses on “new issues” to restricted persons.

33

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 12 – NEW ISSUE SECURITIES (CONTINUED)

In the event that any Limited Partner is a “restricted person” (including certain persons engaged in the securities, financial services or banking industries) under the applicable FINRA rules, then the Partnership will allocate any profits arising from “new issues” trades transacted, away from the restricted partner. There were no investments in new issues as at December 31, 2014 and 2013.

NOTE 13 – LIMITED PARTNERSHIP INTERESTS

Each Limited Partner’s capital account is adjusted on the last day of the relevant fiscal period to reflect credits or debits made to such Limited Partner’s capital account during the fiscal period. Net change in Partners’ Capital resulting from operations of the Partnership during the relevant accounting period, is apportioned to the capital account of each Limited Partner in portion to their respective opening capital account balances. In accordance with rules of the FINRA, the Partnership may establish a separate brokerage account in which all new issues of securities distributed in the United States (“new issues”) will be held (see Note 12). The Partnership has elected to only allocate gains/(losses) earned on investments in the account solely to Limited Partners who are not affiliated with any registered broker-dealer or involved in the buying or selling of securities for any institutional type account.

The Partnership may use forward foreign exchange contracts or other such methods to hedge the base currency, reducing exposure to such currency fluctuations. Since Class A Limited Partners' interests and Class B Limited Partners' interests are denominated in different currencies, foreign exchange transactions with respect to the Euro denominated Class A Limited Partners’ interests may be undertaken with a view to enhancing or protecting its US Dollar value.

Foreign exchange transactions with respect to the USD denominated Class B Limited Partners' interests are undertaken with a view to enhancing or protecting its Euro value. The performance for this class will vary from Class A Limited Partners' interests due to its different currency exposure.

The Depositary is responsible for ensuring that the sale, issue, repurchase, withdrawal and cancellation of limited partnership interests are carried out in accordance with the AIFMD Rules and the offering documents.

The General Partner carries the right to declare a suspension in the calculation of the Net Asset Value of the Partnership, the creation of limited partnership interests or withdrawal of limited partnership interests in exceptional circumstances, as defined in the offering documents.

NOTE 14 – RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. The General Partner and Investment Manager are deemed to be related parties. Amounts incurred by the Partnership to related parties and amounts owing at the period end are disclosed in Notes 8 and 10.

Directors’ fees

Each Director of the Company, other than Claus Gregersen, is entitled to receive a fee of €10,000 per annum from the Partnership. Claus Gregersen receives a fee of €20,000 per annum from the Partnership. Directors fees incurred during the year were €50,000 (2013: €50,000) and amounts owing at the year-end were €nil (2013: €50,000).

34

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 15 – FOREIGN CURRENCY TRANSLATION

The financial statements are prepared in Euro. The following exchange rates at the year end date have been used to translate assets and liabilities in other currencies to Euro.

	2014	2013
British Pound	0.7762	0.8319
Danish Krone	7.4467	-
Norwegian Krone	9.0728	8.3602
Swedish Krona	9.4738	8.8503
Swiss Franc	1.2025	1.2256
United States Dollar	1.2101	1.3780

NOTE 16 – REDEMPTION FEE INCOME

The redemption fee is charged as follows:

2% Redemption fee applies when the investors redeem their holdings within 6 months.

1% Redemption fee applies when the investors redeem their holdings between 7 to 12 months.

There is no redemption fee for holdings over 12 months.

The Partnership charged redemption fees of €nil (2013: €nil) during the year.

NOTE 17 – POST BALANCE SHEET EVENTS

There were no events subsequent to the year end, except as disclosed below, which require disclosure in the financial statements. The following dealings took place up to May 31, 2015:

EUR
Total contributions	91,745
Total withdrawals	(5,395,746)

NOTE 18 – APPROVAL OF FINANCIAL STATEMENTS

The financial statements were approved by the Board of Directors of the General Partner and authorised for issue on June 4, 2015.

35

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Unaudited Information

For the year ended December 31, 2014

The Partnership makes the following AIFMD disclosures.

Current risk profile of the Partnership

Each of the General Partner and the Partnership acknowledges and agrees that in its capacity as AIFM of each Fund the Manager is required, subject to and in accordance with the AIFMD Rules, to implement risk management systems and policies to identify, measure, manage and monitor risks relevant to the investment strategies employed by the Manager in the management of each Portfolio.  Each of the General Partner and the Partnership further agrees to assist and cooperate with the Manager in connection with the establishment and operation of such systems and policies.

Breaches of risk limits

There were no breaches of risk limits during the year.

Leverage

Under the AIFMD Rules, the Investment Manager is required to calculate leverage in accordance with the “gross” and “commitment” methods (in each case, as set out in the AIFMD Rules). The maximum level of leverage which the Investment Manager may employ when calculated in accordance with these methods is equal to four and two times the Net Asset Value of the Company when respectively calculated in accordance with the “gross” and “commitment” methods set out in the AIFMD Rules.

The Investment Manager may change the maximum levels of leverage from time to time. The leverage calculation methodology has not changed during the year. Any changes will be disclosed to investors in accordance with the AIFMD Rules.

As at December 31, 2014, the total amount of leverage calculated in accordance with the gross and commitment methods was 182.71% and 182.33%, respectively.

36

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

FINANCIAL STATEMENTS

For the year ended December 31, 2013

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Page(s)
Partnership Information	2
Investment Manager's Report	3
Independent Auditors' Report	5
Statement of Financial Position	7
Condensed Schedule of Investments	8
Statement of Comprehensive Income	12
Statement of Changes in Partners' Capital	13
Statement of Cash Flows	14
Notes to the financial statements	15
1

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information

GENERAL PARTNER	Mitchell (General Partner) II Inc.,
Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005,
Cayman Islands.

REGISTERED OFFICE	Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005,
Cayman Islands.

INVESTMENT MANAGER	S.W. Mitchell Capital LLP,
AND DISTRIBUTOR	Princes House,
38 Jermyn Street,
London SW1Y 6DN,
United Kingdom.

ADMINISTRATOR	State Street Administration Services Company (Ireland) Limited (trading as International Fund Services),
78 Sir Rogerson’s Quay,
Dublin 2,
Ireland.

PRIME BROKER AND CUSTODIAN	Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB,
United Kingdom.

LEGAL ADVISORS	Walkers,
(as to Cayman Islands law)	6 Gracechurch Street,
London EC3V OAT,
United Kingdom.

LEGAL ADVISORS	Dechert LLP,
(as to English and U.S. Law)	160 Queen Victoria Street,
London EC4V 4QQ,
United Kingdom.

AUDITORS	Grant Thornton,
5th Floor, Bermuda House,
Dr. Roy’s Drive,
PO Box 1044 GT,
Grand Cayman,
Cayman Islands.
2

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Investment Manager’s Report

For the year ended December 31, 2013

The NAVs rose by 21.74% (Euro class) and 21.96% (USD class) over the full year 2013.

The growth in the NAV was driven by strong performance from the long book which rose by 28% whilst the historically small short book declined by nearly 4%.

In the long book we had several big winners such as Vestas and Gamesa in the wind turbine industry, Yoox and Kinnevik in online retailing and Kingspan and Grafton in the building materials industry. We found it harder to make money in the short book.

We held between 38 and 57 positions over the period under review. The net long position ranged from 59% to 91% and we were between 83% and 113% gross invested. It is worth noting that these ranges are quite high compared to previous years. This is testament to the conviction that we had, especially in the second half of the year. Our strongest month was October (+4.8%) and our weakest month was June (-3.2%).

We are, currently, 64% and 85% net long and gross invested respectively.

We remain optimistic on the outlook for European equities. It is our firm belief that we need to start to see a recovery in corporate earnings for the bull market to have its next leg up.

Small Cap stocks have outperformed Large Cap stocks in the recovery from 2009. We, however, still continue to find many compelling opportunities at the stock level: nearly 40% of the Small Cap universe is still down more than 50% from their June 2007 peaks. Equally, there is a huge divergence in performance between various countries. As an illustration, from June 2007 Spain is still down over 40%, Italy over 30%, while the UK market is up more than 50% and Germany up more than 40%. This provides a real opportunity for stock-picking.

The overall tenor of our company meetings continues to support our view that Europe is recovering more rapidly than many believe. Right across the region, furthermore, we are starting to see business managers talk of increased capital expenditure, job hires and even M&A. This thawing of business confidence will help to drive revenues. When this is combined with the enormous latent operational leverage in these very lean companies we could see some dramatic profit numbers.

The overall European macro-economic backdrop remains much stronger than many believe. Our firm view is that the Eurozone economies are both fiscally stronger, and more business competitive, than their Anglo-Saxon counterparts. One need only look at the modest growth in overall Eurozone government debt over the crisis, or at the German trade account surplus, to appreciate the strength of the region relative to the US and UK.

The main challenge, of course, remains the trying circumstances facing Europe’s periphery. We have always argued that the “will” in Europe to make the Euro project work would ease the process of necessary austerity and reform. We have been very impressed by how well the most challenged countries have managed both to meet Troika targets, as well as to undergo wholesale economic reform.

The shape of the Fund remains very diversified both by country and by sector.

3

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Investment Manager’s Report (continued)

For the year ended December 31, 2013

The make-up of the fund is dictated by bottom-up stock-picking. Our incessant company visiting programme across the whole continent means that we naturally find ideas in various regions and industries.

That said, at present we have a meaningful exposure to the technology sector with names such as Dialog Semiconductor, Suess Microtec, Iomart and Monitise. The cyclical exposure of the Fund is higher than it has been: it should be noted that this is not a “bet” on any macro recovery, but rather evidence that we can see green shoots appearing in certain pockets of the economy.

We continue to hold many of our “cornerstone” positions such as Biogaia, EI Towers, Brammer and Engineering.

This Fund is just shy of $50mm while the strategy now manages $170mm. We continue to see a lot of interest in this strategy both from European and American investors. We remain, however, cognisant of the need not to manage too much money.

Finally, I would like to thank all my investors and my Board for all their support throughout the year.

S.W. Mitchell Capital LLP

February, 2014

4

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report to the partners of S.W. Mitchell Small Cap European Fund L.P. (the “Partnership”)

For the year ended December 31, 2013

We have audited the Financial Statements on pages 7 to 37, which comprise the statement of financial position and condensed schedule of investments as at December 31, 2013, statement of comprehensive income, statement of changes in Partner’s capital and statement of cash flows for the year ended December 31, 2013 and a summary of significant accounting policies and other explanatory notes.

Respective responsibilities of Directors of the General Partner and Auditors

The Directors of Mitchell (General Partner) II Inc. (the “General Partner”) are responsible for preparing the Financial Statements in accordance with International Financial Reporting Standards.

The Directors of the General Partner are responsible for the preparation of Financial Statements for each financial period which give a true and fair view of the Partnership’s state of affairs as at the end of the year and the results of operations for the year then ended.

In preparing those Financial Statements, the Directors of the General Partner are required to:

• Ensure that the Financial Statements comply with the Memorandum and Articles of Association and International Financial Reporting Standards, as published by the International Accounting Standards Board;

• Select suitable accounting policies and then apply them on a consistent basis;

• Make judgments and estimates that are reasonable and prudent; and

• Prepare the Financial Statements on the going concern basis unless it is not appropriate to presume that the Partnership will continue in business.

The Directors of the General Partner are responsible for keeping proper accounting records, for safeguarding the assets of the Partnership and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Our responsibility is to audit the Financial Statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing, to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

This report is made solely to the Partners of S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") as a body, in accordance with the letter of audit engagement dated December 19, 2013. Our audit work has been undertaken so that we might state to the Partnership's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Partnership and the Partners as a body, for our audit work, for this report, or for the opinions we have formed.

We read other information contained in the Financial Statements and consider whether it is consistent with the audited Financial Statements. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the Financial Statements. Our responsibilities do not extend to any information outside the Financial Statements.

5

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the partner of S.W. Mitchell Small Cap European Fund L.P. (continued)

For the year ended December 31, 2013

Basis of opinion

We conducted our audit in accordance with International Standards on Auditing. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the Financial Statements. It also includes an assessment of the significant estimates and judgments made by the Directors of the General Partner in the preparation of the Financial Statements, and of whether the accounting policies are appropriate to the Partnership's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the Financial Statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the Financial Statements.

Opinion

In our opinion the Financial Statements present fairly, in all material respects, the financial position of S.W. Mitchell Small Cap European Fund L.P. as at December 31, 2013 and the results of its operations, changes in Partner’s capital and cash flows for the year ended December 31, 2013 in accordance with International Financial Reporting Standards.

Grant Thornton

June 3, 2014

6

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Financial Position

As at December 31, 2013

		2013	2012
	Notes	EUR	EUR

Assets

Financial assets at fair value through profit or loss	2, 3	25,275,103	48,111,300
Amounts due from brokers	2, 7	8,803,527	20,648,934
Dividends receivable		5,584	10,129
Other assets		-	15,878
Total Assets		34,084,214	68,786,241

Liabilities

Financial liabilities at fair value through profit or loss	2, 3	3,671,942	8,931,812
Amounts due to brokers	2, 7	195,773	2,477,826
Investment management fee payable	10	95,336	47,749
Administration fee payable	11	35,544	5,514
Directors' fees payable	14	50,000	-
Audit fees payable		19,121	36,227
Professional fees payable		11,067	-
Other payables		5,020	10,000
Total Liabilities		4,083,803	11,509,128
Partners’ Capital		30,000,411	57,277,113

Signed on behalf of the Directors of the General Partner by:

__________________________

Director of Mitchell (General Partner) II Inc.

June 3, 2014

The accompanying notes form an integral part of these financial statements.

7

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments

As at December 31, 2013

Financial Assets at fair value through Profit or Loss

Description	Fair Value EUR	% of Partners’ Capital

Equity Securities
Denmark
Technology	129,665	0.43
Total Denmark (Cost €124,266)	129,665	0.43

France
Consumer, Cyclical	623,202	2.08
Industrial	1,234,164	4.11
Total France (Cost €1,628,854)	1,857,366	6.19

Georgia
Financial	510,219	1.70
Total Georgia (Cost €418,506)	510,219	1.70

Germany
Consumer, Cyclical*	1,983,790	6.61
Financial	678,235	2.26
Industrial	586,019	1.95
Technology*	1,683,346	5.62
Total Germany (Cost €4,068,131)	4,931,390	16.44

Great Britain
Basic Materials	473,851	1.58
Communications	350,043	1.17
Consumer, Non-cyclical	621,129	2.07
Energy	982,258	3.27
Financial	653,519	2.18
Industrial	833,160	2.78
Technology*	2,508,068	8.36
Total Great Britain (Cost €5,281,006)	6,422,028	21.41

Guernsey
Financial	317,287	1.06
Total Guernsey (Cost €262,583)	317,287	1.06

Ireland
Construction	581,981	1.94
Technology	548,825	1.83
Total Ireland (Cost €725,737)	1,130,806	3.77

The accompanying notes form an integral part of these financial statements.

8

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2013

Financial Assets at fair value through Profit or Loss (continued)

Description	Fair Value EUR	% of Partners’ Capital

Equity Securities
Italy
Communications	660,222	2.20
Financial	639,114	2.13
Technology*	1,670,692	5.57
Energy	800,597	2.67
Total Italy (Cost €3,067,065)	3,770,625	12.57

Jersey
Consumer, Cyclical	170,868	0.57
Total Jersey (Cost €143,715)	170,868	0.57

Netherlands
Financial	643,433	2.14
Total Netherlands (Cost €510,837)	643,433	2.14

Norway
Industrial	305,062	1.02
Technology	706,151	2.35
Total Norway (Cost €762,326)	1,011,213	3.37

Spain
Financial	571,361	1.91
Industrial	707,237	2.35
Total Spain (Cost €1,032,258)	1,278,598	4.26

Sweden
Consumer, Cyclical	636,425	2.12
Financial	693,759	2.31
Industrial	548,974	1.83
Health Care	682,330	2.28
Total Sweden (Cost €2,149,830)	2,561,488	8.54

Switzerland
Industrial	538,825	1.80
Total Switzerland (Cost €508,050)	538,825	1.80

Total Equity Securities at fair value through profit or loss (Cost €20,683,164)	25,273,811	84.25

The accompanying notes form an integral part of these financial statements.

9

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2013

Financial Assets at fair value through Profit or Loss (continued)

Unrealised gain on forward foreign exchange contracts

Settlement Date	Amount Bought		Amount Sold		Unrealised Gain EUR	% of Partners’ Capital
10 January 2014	333,811	EUR	407,487	CHF	1,292	0.00

Total unrealised gain on forward foreign exchange contracts					1,292	0.00

Total financial assets at fair value through profit or loss (Cost €20,683,164)					25,275,103	84.25

*none of the underlying securities were greater than 5% of the net assets of the Partnership

The accompanying notes form an integral part of these financial statements.

10

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2013

Financial Liabilities at fair value through Profit or Loss

Description	Fair Value EUR	% of Partners’ Capital

Equity Securities
Belgium
Consumer, Cyclical	(386,029)	(1.29)
Total Belgium (Proceeds €393,477)	(386,029)	(1.29)

Germany
Consumer, Cyclical	(336,672)	(1.12)
Total Germany (Proceeds €395,918)	(336,672)	(1.12)

Great Britain
Industrial	(589,842)	(1.97)
Technology	(596,717)	(1.99)
Financial	(334,469)	(1.11)
Total Great Britain (Proceeds €1,257,262)	(1,521,028)	(5.07)

Italy
Consumer, Cyclical	(368,328)	(1.23)
Total Italy (Proceeds €321,400)	(368,328)	(1.23)

Netherlands
Consumer, Cyclical	(331,146)	(1.10)
Total Netherlands (Proceeds €351,642)	(331,146)	(1.10)

Switzerland
Consumer, Cyclical	(460,391)	(1.54)
Total Switzerland (Proceeds €442,545)	(460,391)	(1.54)

Total Equity Securities at fair value through profit or loss (Proceeds €3,162,244)	(3,403,594)	(11.35)

Unrealised loss on forward foreign exchange contracts

Settlement Date	Amount Bought		Amount Sold		Unrealised Loss EUR	% of Partners’ Capital
06 January 2014	11,767,900	USD	8,685,551	EUR	(145,711)	(0.48)
10 January 2014	5,099,791	EUR	4,292,724	GBP	(59,577)	(0.20)
10 January 2014	1,089,190	EUR	9,214,733	NOK	(12,753)	(0.04)
10 January 2014	2,422,745	EUR	21,890,084	SEK	(50,307)	(0.17)
Total unrealised loss on forward foreign exchange contracts					(268,348)	(0.89)

Total financial liabilities at fair value through profit or loss (Proceeds €3,162,244)					(3,671,942)	(12.24)

*none of the underlying securities were greater than 5% of the net assets of the Partnership

The accompanying notes form an integral part of these financial statements.

11

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Comprehensive Income

For the year ended December 31, 2013

		2013	2012
	Notes	EUR	EUR

Income
Interest income	2(g)	15,284	37,944
Dividends	2(h)	805,637	1,060,999
Less withholding tax	2(h)	(187,083)	(164,238)
Net realised gain on financial assets and liabilities at fair value through profit or loss	2, 9	6,406,080	7,726,554
Net change in unrealised appreciation on financial assets and liabilities at fair value through profit or loss	2, 9	1,851,286	2,950,432
Net foreign currency losses	2, 9	(549,088)	(2,602,558)
Total investment income		8,342,116	9,009,133

Expenses
Interest expense	2(g)	(48,279)	(62,527)
Dividends on securities sold short	2(h)	(248,568)	(399,654)
Investment management fees	10	(384,524)	(619,444)
Administration fees	11	(69,431)	(73,376)
Audit fees		(43,000)	(25,273)
Directors’ fees	14	(50,000)	(50,000)
Broker fees		(78,788)	(84,152)
Professional fees		(17,598)	(167,968)
Other expenses		(21,824)	(43,003)
Total operating expenses		(962,012)	(1,525,397)
Net increase in Partners’ Capital from operations		7,380,104	7,483,736

The accompanying notes form an integral part of these financial statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Changes in Partners’ Capital

For the year ended December 31, 2013

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2013	57,277,113	7,355	57,269,758

Capital contributions	4,579,467	-	4,579,467
Capital withdrawals	(39,236,273)	-	(39,236,273)
Increase in Partners’ Capital from operations
Pro rata allocation	7,380,104	1,634	7,378,470
Performance allocation	-	17,137	(17,137)
Partners’ Capital at December 31, 2013	30,000,411	26,126	29,974,285

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2012	69,012,640	-	69,012,640

Capital contributions	1,312,809	-	1,312,809
Capital withdrawals	(20,532,072)	-	(20,532,072)
Increase in Partners’ Capital from operations
Pro rata allocation	7,483,736	-	7,483,736
Performance allocation	-	7,355	(7,355)
Partners’ Capital at December 31, 2012	57,277,113	7,355	57,269,758

The accompanying notes form an integral part of these financial statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Cash Flows

For the year ended December 31, 2013

	2013	2012
	EUR	EUR

Cash flows from operating activities

Net increase in Partners’ Capital from operations	7,380,104	7,483,736

Adjustments to reconcile net increase in Partners’ Capital from operations to net cash provided by operating activities
Net movement in:
Financial assets at fair value through profit or loss	22,836,197	1,149,310
Financial liabilities at fair value through profit or loss	(5,259,870)	(1,940,826)
Amounts due from brokers	4,545	11,867,044
Dividends receivable	15,878	30,016
Other assets	11,845,407	(1,119)
Amounts due to brokers	(2,282,053)	764,217
Investment management fees payable	47,587	(26,774)
Administration fees payable	30,030	(3,211)
Directors’ fees payable	50,000	-
Audit fees payable	(17,106)	227
Professional fees payable	11,067	-
Accrued expenses and other payables	(4,980)	(103,357)
Net cash provided by operating activities	34,656,806	19,219,263

Cash flows financing used in activities
Proceeds from capital contributions	4,579,467	1,312,809
Payments on capital withdrawals	(39,236,273)	(20,532,072)
Net cash used in financing activities	(34,656,806)	(19,219,263)
Net change in cash and cash equivalents	-	-
Cash and cash equivalents at the beginning of the year	-	-
Cash and cash equivalents at the end of the year	-	-

Supplementary cash flow information

Interest received	15,284	37,944
Interest paid	(48,279)	(62,527)
Dividends received	623,099	926,777
Dividends paid	(248,568)	(450,517)

The accompanying notes form an integral part of these financial statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013

NOTE 1 – GENERAL INFORMATION

S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") is an open-ended investment partnership established as an exempted Limited Partnership in the Cayman Islands on October 9, 2007 and registered under the Cayman Islands Mutual Funds Law. The Partnership is regulated by the Cayman Islands Monetary Authority and commenced trading on October 31, 2007. The Partnership's investment objective is to generate absolute returns through active portfolio management in all markets by taking long and short positions in Small and Mid Cap European equities.

The Partnership is part of a “master-feeder” structure in which S.W. Mitchell Small Cap European Fund Limited invests substantially all of its assets into the Partnership. S.W. Mitchell Small Cap European Fund Limited (the "Company") owns 98.47% of non-controlling interests in the Partnership as at December 31, 2013 (2012: 98.87%).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

(a)	Statement of compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) adopted by the International Accounting Standard Board (“IASB”), and interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”) of the IASB.

(b)	Basis of preparation

The financial statements have been prepared on a historical cost basis, except for financial instruments classified at fair value through profit or loss that have been measured at fair value. The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilised in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

The accounting policies adopted are consistent with those of the previous financial period. At the date of authorisation of these financial statements, certain new standards, amendments and interpretations to existing standards have been published but are not yet effective, and have not been adopted early by the Partnership.

Changes in accounting policies and disclosures

Standards effective for annual periods beginning on or after January 1, 2013,that have been adopted by the Partnership

IFRS 7, (Amendment) Financial Instruments: Disclosures (“IFRS 7”), issued in December 2011, and effective for annual periods beginning on or after January 1, 2013, amended the required disclosures to include information that will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements, including rights of set-off associated with the entity’s recognised financial assets and recognised financial liabilities, on the entity’s financial position. On adoption of the new standard additional disclosures have been included in the notes to the financial statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Basis of preparation (continued)

Changes in accounting policies and disclosures (continued)

Standards effective for annual periods beginning on or after January 1, 2013,that have been adopted by the Partnership (continued)

IFRS 13, ‘Fair value measurement’, effective for annual periods beginning on or after January 1, 2013, was early adopted by the Partnership for the period ended December 31, 2012. This standard improves consistency and reduces complexity by providing a precise definition of fair value and a single source of fair value measurement and disclosure requirements for use across IFRSs. The requirements do not extend the use of fair value accounting but provide guidance on how it should be applied where its use is already required or permitted by other standards within IFRS. If an asset or liability at fair value has a bid price and an ask price, the standard requires valuation to be based on a price within the bid-ask spread that is most representative of fair value and allows the use of mid-market pricing or other pricing conventions that are used by market participants as a practical expedient for fair value measurement within a bid-ask spread.

On adoption of the standard, the Partnership has kept its valuation inputs for listed financial assets and liabilities to last traded prices to be consistent with the inputs prescribed in the Partnership’s offering documents for the calculation of its Partners’ Capital for contributions and withdrawals purposes. The use of last traded prices is recognised as a standard pricing convention within the industry.

IFRS 10, ‘Consolidated financial statements’, IFRS, 11 ‘Joint arrangements’, IFRS 12, ‘Disclosures of interests in other entities’, IAS 27 (revised 2011), ‘Separate financial statements’, IAS 28 (revised 2011), ‘Associates and joint ventures’ and the transition Guidance Amendments to IFRS 10, 11 and 12 have been adopted as required by IFRS 12, however these standards and amendments have had no significant impact on the Partnership.

Standards effective after January 1, 2013, that are not yet effective (which have been early adopted by the Partnership)

The Partnership has early adopted the Investment Entities amendments to IFRS 10, IFRS 12 and IAS 27 (the “Amendments”) which are effective January 1, 2014. These amendments have had no significant impact on the Partnership.

Amendments to IAS 32, ‘Offsetting financial assets and financial liabilities’ is effective for annual periods beginning on or after January 1, 2014, and have been early adopted by the Partnership. These amendments clarify the offsetting criteria in IAS 32 and address inconsistencies in their application. This includes clarifying the meaning of ‘currently has a legally enforceable right of set-off’ and that some gross settlement systems may be considered equivalent to net settlement. These Amendments have had no significant impact on the Partnership.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Basis of preparation (continued)

Changes in accounting policies and disclosures (continued)

Standards effective after January 1, 2013, that are not yet effective (which have not been early adopted by the Partnership)

IFRS 9, ‘Financial instruments’, effective for annual periods beginning on or after January 1, 2015, specifies how an entity should classify and measure financial assets and liabilities, including some hybrid contracts. The standard improves and simplifies the approach for classification and measurement of financial assets compared with the requirements of IAS 39. Most of the requirements in IAS 39 for classification and measurement of financial liabilities were carried forward unchanged. The standard applies a consistent approach to classifying financial assets and replaces the numerous categories of financial assets in IAS39, each of which had its own classification criteria. The standard is not expected to have a significant impact on the Partnership’s financial position or performance, as it is expected that the Partnership will continue to classify its financial assets and financial liabilities (both long and short) as being at fair value through profit or loss.

(c)	Financial Instruments

(i)	Classification

The Partnership designates its assets and liabilities as financial assets and liabilities at fair value through profit or loss. The category of financial assets and liabilities at fair value through profit or loss is sub-divided into two categories: financial assets and financial liabilities held for trading and those designated by management at fair value through profit or loss at inception. The Partnership has designated its financial assets and financial liabilities as held for trading.

Financial assets and liabilities held for trading (“trading securities”): These include equities, forward foreign exchange contracts, futures and liabilities from short sales of financial instruments. These instruments are acquired or incurred principally for the purpose of generating a profit from short-term fluctuation in price. Derivatives are categorised as held for trading as the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39. All derivatives are carried in assets when amounts are receivable by the Partnership and in liabilities when amounts are payable by the Partnership. Changes in fair value of derivatives and trading securities are included in the statement of comprehensive income.

(ii)	Recognition

Purchases and sales of financial instruments are accounted for at trade date, which is the date that the Partnership commits to purchase or sell an asset. Realised gains and losses on disposals of financial instruments are calculated using the first-in-first-out (“FIFO”) method.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	Financial Instruments (continued)

(iii)	Initial measurement

Financial instruments categorised at fair value through profit or loss are measured initially at fair value, with transaction costs for such instruments being recognised directly in the statement of comprehensive income.

(iv)	Subsequent measurement

After initial measurement, the Partnership measures financial instruments which are classified as at fair value through profit or loss at their fair values. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions (i.e. an exit price) regardless of whether that price is directly observable or estimated using another valuation technique.

The fair value of financial instruments is based on their quoted market prices on a recognised exchange or sourced from a reputable broker/counterparty, in the case of non-exchange traded instruments, at the statement of financial position date without any deduction for estimated future selling costs. Investments in securities are valued at market value based on the last traded price on each valuation day.

If a quoted market price is not available on a recognised stock exchange or from a reputable broker/counterparty, the fair value of the financial instruments may be estimated by the Directors using valuation techniques, including use of recent arm’s length market transactions, reference to the current fair value of another instrument that is substantially the same or any other valuation technique that provides a reliable estimate of prices obtained in actual market transactions. No such investments were held as at December 31, 2013 (2012: nil).

Subsequent changes in the fair value of financial instruments at fair value through profit or loss are recognised in the statement of comprehensive income.

(iv)	Derecognition

The Partnership derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire or it transfers the financial asset and the transfer qualifies for derecognition in accordance with IAS 39. The Partnership derecognises a financial liability when the obligation specified in the contract is discharged, cancelled or expires.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d)	Realised and unrealised gains and losses on financial assets and liabilities

Realised gains and losses on financial assets and liabilities represent the difference between disposal proceeds or valuation and historic cost and take into account all brokers’ charges and commissions. Realised and unrealised gains or losses on financial assets and liabilities are recorded in the statement of comprehensive income. Commissions on contracts for difference are expensed separately. All gains and losses recorded on financial assets and liabilities held for trading are recognised within fair value through profit or loss.

(e)	Offsetting Financial Instruments

Financial assets and liabilities are offset and the net amount reported in the statement of financial position where the Partnership has a legally enforceable right to set-off the recognised amounts (which is not contingent on a future event), and there is an intention to settle on a net basis, or realise the asset and settle the liability simultaneously.

(f)	Due from and due to brokers

Amounts due from and to brokers represent cash, receivables for securities sold and payables for securities purchased that have been contracted for but not yet settled or delivered on the statement of financial position date. These amounts are recognised initially at fair value and subsequently measured at amortised cost, less provision for impairment for amounts due from brokers, if any. A provision for impairment of amounts due from brokers is established when there is objective evidence that the Partnership will not be able to collect all amounts due from the relevant broker. As at the year end, no such provision was made (2012: €nil).

(g)	Interest income and expense

Interest income and interest expense are recognised on an accruals basis in line with the contractual terms. Interest is accrued on a daily basis.

(h)	Dividend income and expense

Dividend income, gross of any non-recoverable withholding tax suffered, and dividend expense are recorded as income or expense on the date upon which the relevant securities are first listed as “ex-dividend”.

(i)	Expenses

All expenses, including performance fees, are recognised in the statement of comprehensive income on an accruals basis.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the Partnership's financial statements are measured using the currency of the primary economic environment in which it operates (the “functional currency”). This is the Euro (or “EUR”), which reflects the Partnership’s primary activity of investing in Euro denominated securities and derivatives. The Partnership has adopted the Euro as its presentation currency.

(ii)	Foreign currency transactions

Monetary assets and liabilities denominated in currencies other than Euro are translated into Euro at the closing rates of exchange at each year end. Transactions during the year, including purchases and sales of securities and income and expenses, are translated at the rate of exchange prevailing on the date of the transaction. Foreign currency transaction gains and losses are included in realised and unrealised gain and loss on financial assets and liabilities at fair value through profit or loss and foreign exchange.

Income and expenses are translated at the monthly average exchange rates unless the average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rates prevailing on the dates of the transactions.

(k)	Income taxes

The Partnership is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In jurisdictions other than the Cayman Islands, foreign taxes may be withheld at source on dividends and interest received by the Partnership. In certain other jurisdictions which do not withhold tax on such income, the Partnership may nevertheless have an exposure to taxes on dividend/interest income and have an exposure to capital gains tax on any capital gains made. In such circumstances the Partnership will provide for any such tax liability, if and when there is a requirement to do so.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS

	Year ended December 31, 2013		Year ended December 31, 2012
	Fair value in EUR	% of partners’ capital	Fair value in EUR	% of partners’ capital
Financial assets at fair value through profit or loss
Held for trading
- listed equity securities	25,273,811	84.25	48,074,699	83.93
- derivatives	1,292	0.00	36,601	0.06
	25,275,103	84.25	48,111,300	83.99
Financial liabilities at fair value through profit or loss
Held for trading
- listed equity securities	(3,403,594)	(11.35)	(8,562,592)	(14.95)
- derivatives	(268,348)	(0.89)	(369,220)	(0.64)
	(3,671,942)	(12.24)	(8,931,812)	(15.59)

The carrying amounts of listed equity securities are determined directly by reference to published price quotations. The above derivatives include foreign currency contracts which are valued using observable market inputs. A summary of the schedule of investments is as follows:

	2013	2012
	EUR	EUR
Financial assets at fair value through profit or loss
Equity Securities – by Geography
- Belgium	-	992,706
- Denmark	129,665	-
- Finland	-	1,067,794
- France	1,857,366	8,847,991
- Georgia	510,219	-
- Germany	4,931,390	4,816,049
- Great Britain	6,422,028	10,789,752
- Guernsey	317,287	-
- Ireland	1,130,806	2,393,947
- Italy	3,770,625	7,379,312
- Jersey	170,868	-
- Netherlands	643,433	1,898,068
- Norway	1,011,213	1,106,154
- Spain	1,278,598	3,667,318
- Sweden	2,561,488	4,037,510
- Switzerland	538,825	1,078,098
	25,273,811	48,074,699
Derivatives
- Unrealised gain on forward exchange contracts	1,292	36,601
Total	25,275,103	48,111,300

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

	2013	2012
	EUR	EUR
Financial liabilities at fair value through profit or loss
Equity Securities – by Geography
- Belgium	(386,029)	-
- Denmark	-	(1,633,317)
- France	-	(2,940)
- Germany	(336,672)	(1,022,745)
- Great Britain	(1,521,028)	(2,454,334)
- Portugal	-	(870,467)
- Italy	(368,328)	-
- Netherlands	(331,146)	-
- Sweden	-	(1,723,170)
- Switzerland	(460,391)	(855,619)
	(3,403,594)	(8,562,592)
Derivatives
- Unrealised loss on forward exchange contracts	(268,348)	(369,220)
Total	(3,671,942)	(8,931,812)

The Partnership classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. Categorisation within the hierarchy has been determined on the basis of the lowest level input that is significant to the fair value measurement of the relevant asset as follows:

Level 1 – valued using quoted prices in active markets for identical assets or liabilities;

Level 2 – valued by reference to valuation techniques using observable inputs other than quoted prices included within Level 1;

Level 3 – valued by reference to valuation techniques using inputs that are not based on observable market data.

The valuation techniques used by the Partnership are detailed in the accounting policies in Note 2.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The following tables analyse, within the fair value hierarchy, the Partnership’s financial assets and liabilities measured at fair value.

As at December 31, 2013

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	25,273,811	-	-	25,273,811
- derivatives	-	1,292	-	1,292
Total Assets	25,273,811	1,292	-	25,275,103

Liabilities
Held for trading
- listed equity securities	(3,403,594)	-	-	(3,403,594)
- derivatives	-	(268,348)	-	(268,348)
Total Liabilities	(3,403,594)	(268,348)	-	(3,671,942)

As at December 31, 2012

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	48,074,699	-	-	48,074,699
- derivatives	-	36,601	-	36,601
Total Assets	48,074,699	36,601	-	48,111,300

Liabilities
Held for trading
- listed equity securities	(8,562,592)	-	-	(8,562,592)
- derivatives	-	(369,220)	-	(369,220)
Total Liabilities	(8,562,592)	(369,220)	-	(8,931,812)

There have been no transfers/significant movements during the year between level 1 and level 2 (2012: none).

23

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The following table analyses within the fair value hierarchy the Fund’s assets and liabilities (by class) not measured at fair value at December 31, 2013 and 2012 but for which fair value is disclosed.

As at December 31, 2013

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Amounts due from brokers	8,803,527			8,803,527
Dividends receivable	-	5,584	-	5,584
Total	8,803,527	5,584	-	8,809,111

Liabilities
Amounts due to brokers	(195,773)	-	-	(195,773)
Accrued expenses and other payables	-	(216,088)	-	(216,088)
Partners’ Capital	-	(30,000,411)	-	(30,000,411)
Total	(195,773)	(30,216,499)	-	(30,412,272)

As at December 31, 2012

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Amounts due from brokers	20,631,893	17,041	-	20,648,934
Dividends receivable	-	10,129	-	10,129
Other assets	-	15,878	-	15,878
Total	20,631,893	43,048	-	20,674,941

Liabilities
Amounts due to brokers	(2,477,826)	-	-	(2,477,826)
Accrued expenses and other payables	-	(99,490)	-	(99,490)
Partners’ Capital	-	(57,277,113)	-	(57,277,113)
Total	(2,477,826)	(57,376,603)	-	(59,854,429)

The assets and liabilities in the above table are carried at amortised cost; their carrying values are a reasonable approximation of fair value.

Amounts due from brokers and due to brokers, presented in Level 1, represents cash and margin balances held with the broker in an active market.

Amounts due from brokers in Level 2 and other receivables include the contracted amounts for settlement of trades and other obligations due to the Partnership. Other payables and accruals represent the contractual amounts and obligations due by the Partnership for settlement of trades and expenses.

24

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The puttable value of Partners’ Capital is calculated on the net difference between total assets and all other liabilities of the Partnership in accordance with the Partnership’s offering documents. This capital is not traded in an active market. A demand feature is attached to Partners’ Capital as the Limited Partner can make withdrawals from the Partnership on any dealing day for cash equal to the proportion of the Limited Partners’ Capital Account that is being withdrawn. The fair value is based on the amount payable on demand, discounted from the first date that the amount could be required to be paid. The impact of discounting in this instance is not material. As such, Level 2 is deemed to be the most appropriate categorisation for Partners’ Capital.

NOTE 4 – DERIVATIVE CONTRACTS

Typically, derivative contracts serve as components of the Partnership’s investment strategy and are utilised primarily to structure and hedge investments to enhance performance and reduce risk to the Partnership (the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39). The derivative contracts that the Partnership may hold are futures and forward foreign exchange contracts. The Partnership has held only forward foreign exchange contracts during the year.

The Partnership records its derivative activities on a fair value basis. Fair values are determined by using quoted market prices as described in Note 2. For over-the-counter (“OTC”) contracts, the Partnership enters into master netting agreements with its counterparties, therefore, assets represent the Partnership’s unrealised gains, less unrealised losses for OTC contracts in which the Partnership has a master netting agreement. Similarly, liabilities represent net amounts owed to counterparties on OTC contracts.

The derivative contracts included in the Partnership’s statement of financial position at fair value through profit or loss are disclosed in the condensed schedule of investments along with their notional amounts.

Forward foreign exchange contracts entered into by the Partnership represent a firm commitment to buy or sell an underlying asset, or currency at a specified value and point in time based upon an agreed or contracted quantity. The realised / change in unrealised gain or loss is equal to the difference between the value of the contract at the onset date and the value of the contract at settlement date / year end date and is included in the statement of comprehensive income.

NOTE 5 – OFF-BALANCE-SHEET RISK

Securities sold short represent obligations of the Partnership to deliver the specified security, and thereby create a liability to repurchase the security in the market at prevailing prices. Accordingly, these securities may result in off-balance-sheet risk as the Partnership’s satisfaction of the obligations may exceed the amount recognised in the statement of financial position.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

Introduction

Risk is inherent to the Partnership’s activities but it is managed through a process of on-going identification, measurement and monitoring, subject to risk limits and other controls. The process of risk management is critical to the Partnership’s continuing profitability. The Partnership is exposed to market risk (which includes currency risk, interest rate risk and other price risk), credit risk and liquidity risk arising from the financial instruments it holds.

Risk Management Structure

The General Partner is ultimately responsible for identifying and controlling risks. However there are separate independent bodies for managing and monitoring risks. Risk is managed on a daily basis by the Compliance, Operations and Performance and Risk Departments of these independent bodies which report to the General Partner on a regular basis.

Risk Mitigation

The Partnership has investment guidelines that set out its overall business strategies, its tolerance for risk and its general risk management philosophy and have established processes to monitor and control economic hedging transactions in a timely and accurate manner. The Partnership uses derivatives and other instruments for trading purposes and in connection with its risk management activities.

Excessive Risk Concentration

Concentration risk arises when a number of counterparties are engaged in similar business activities, or activities in the same geographic region, or have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentration indicates the relative sensitivity of the Partnership’s performance to developments affecting a particular industry or geographical location.

In order to avoid excessive concentration of risk, the Partnership’s policies and procedures include specific guidelines to focus on maintaining a diversified portfolio. Identified concentration of credit risks are controlled and managed accordingly.

The geographical and industrial distribution of financial assets and liabilities is disclosed in the condensed schedule of investments.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as equity and commodity risk. The General Partner uses diversification of portfolio and derivative instruments to manage the market risk.

Interest Rate Risk

The majority of the Partnership’s financial assets are equity shares and other instruments which neither pay interest nor have a maturity date. Cash balances due to/from the broker as detailed in note 7 are invested at short-term market interest rates. As a result, the Partnership is not subject to significant amounts of risk due to fluctuations in the prevailing levels of market interest rates. Due to this no sensitivity analysis has been provided.

26

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk

Currency risk is the risk that the value of a financial instrument will fluctuate due to changes in foreign exchange rates. The Partnership invests in securities and other investments that are denominated in currencies other than the functional currency of the Partnership. Accordingly, the value of the Partnership’s assets may be affected favourably or unfavourably by fluctuations in currency rates and therefore the Partnership will necessarily be subject to foreign exchange risks.

The primary purpose of the Partnership’s foreign currency hedging activities is to protect against the volatility associated with investments denominated in foreign currencies and are not designated hedges. The Partnership utilises forward foreign exchange contracts to hedge foreign currency denominated financial assets and liabilities. Increases or decreases in the Partnership’s foreign currency denominated financial assets and liabilities are partially offset by gains and losses on the hedging instruments. There are two processes utilised by the Partnership to minimise the impact of fluctuations in foreign currency exchange rates.

As the underlying investors may invest in either EUR or USD share classes, a foreign exchange hedge is performed once a month matching the value of the entire USD share class against it’s EUR equivalent, taking into account all subscriptions and redemptions. This has the effect of neutralising any foreign exchange impact between the two share classes. This is monitored daily to account for any performance. If the differential between the required hedge and the current hedge is in excess of 2% an adjustment is traded.

The second process is the hedging of foreign currency balances against equity balances denominated in the same currency. Cash is held in the base denomination of the Partnership (EUR) and equities may be purchased or sold in a variety of currencies as per the prospectus. In order to minimise the risk of fluctuations in the foreign currency’s exchange rate against EUR, each month the cash balance of each currency is traded against EUR to ensure that the currency balance is equal and opposite the value of assets denominated in that currency. This is monitored weekly and if a variance of 2% or more exists between the value of the assets and the opposite currency balance an adjustment is traded.

These two processes effectively manage currency risk by ensuring that any gains/losses in foreign exchange relating to cash balances has an opposite neutralising effect on the asset denominated in the same currency, leaving a minimal impact in investor terms of the movement in foreign exchange rates.

The table overleaf indicates the currencies to which the Partnership had significant exposure at December 31, 2013 and 2012 on its trading monetary assets and liabilities, excluding the effects of share class specific forward foreign exchange contracts. The currency sensitivity table analysis discloses management’s best estimates of the effect of a reasonably possible movement of the currency rate against the Euro, with all other variables held constant on the statement of comprehensive income (due to the fair value of currency sensitive trading monetary assets and liabilities) and net assets (due to the change in fair value of currency swaps and forward foreign exchange contracts). A negative amount in the table reflects a potential net reduction in the statement of comprehensive income or partners’ capital, while a positive amount reflects a net potential increase. An equal change in the opposite direction of the currency rate would have an equal but opposite effect in the statement of comprehensive income or partners’ capital. In practice the actual trading results may differ from the below sensitivity analysis and the difference could be material.

27

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk (continued)

Currency	Assets	Liabilities	Assets	Liabilities
	2013	2013	2012	2012
	EUR’000	EUR’000	EUR’000	EUR’000
British Pounds	7,103	(6,876)	10,790	(10,702)
Danish Krone	-	-	1,655	(1,635)
Norwegian Krone	1,141	(1,102)	1,106	(1,106)
Swedish Krona	2,561	(2,473)	5,143	(5,135)
Swiss Francs	811	(793)	1,078	(1,071)
United States Dollar	-	-	741	(16)

Currency	Change in	Effect on	Effect on	Change in	Effect on	Effect on
	Currency	Profit	Partners’	Currency	Profit	Partners’
			Capital			Capital
	rate	2013	2013	rate	2012	2012
	%	EUR’000	EUR’000%		EUR’000	EUR’000
British Pounds	+5	11	11	+5	4	4
Danish Krone	+5	-	-	+5	1	1
Norwegian Krone	+5	2	2	+5	-	-
Swedish Krona	+5	4	4	+5	-	-
Swiss Francs	+5	1	1	+5	-	-
United States Dollar	+5	-	-	+5	36	36

Equity Price Risk

Equity price risk is the risk that the fair values of equities decrease as the result of changes in the levels of equity indices and the value of individual stocks. The trading equity price risk exposure arises from the Partnership's investment portfolio. The Partnership manages this risk by investing in different equities.

The Partnership reviews the impact of movement of indices on its performance by utilising the beta of the securities in which it trades. The Partnership utilises the beta of each security in a particular geographical area and computes its exposure in that particular geographical area.

The Partnership’s best estimate of the effect on net profit due to a reasonably possible change in beta, with all other variables held constant is as follows. An equal change in the opposite direction of beta would have an equal but opposite effect in the statement of comprehensive income or partners’ capital. In practice, actual trading results may differ from the below sensitivity analysis and the differences could be material.

28

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (continued)

Fair Value 2013		Change	Beta	Effect on partners’ capital/ profit 2013
Country of Long Security	EUR	%		EUR
Denmark	129,665	+5	0.8669	5,621
France	1,857,366	+5	1.1336	105,272
Georgia	510,219	+5	1.2100	30,868
Germany	4,931,390	+5	0.9185	226,467
Great Britain	6,422,028	+5	0.8217	263,854
Guernsey	317,287	+5	0.8217	13,036
Ireland	1,130,806	+5	0.9073	51,298
Italy	3,770,625	+5	0.7070	133,293
Jersey	170,868	+5	0.8217	7,020
Netherlands	643,433	+5	1.1840	38,091
Norway	1,011,213	+5	0.8829	44,640
Spain	1,278,598	+5	1.0299	65,843
Sweden	2,561,488	+5	1.2459	159,569
Switzerland	538,825	+5	0.2110	5,685

Country of Short Security
Belgium	(386,029)	+5	0.8749	(16,887)
Germany	(336,672)	+5	0.6390	(10,757)
Great Britain	(1,521,028)	+5	0.7287	(55,420)
Italy	(368,328)	+5	0.7140	(13,149)
Netherlands	(331,146)	+5	0.5580	(9,239)
Switzerland	(460,391)	+5	0.9510	(21,892)

29

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (continued)

Fair Value 2012		Change	Beta	Effect on partners’ capital/ profit 2012
Country of Long Security	EUR	%		EUR
Belgium	992,706	+5	0.6190	30,724
Finland	1,067,794	+5	0.7580	40,469
France	8,847,991	+5	1.0072	445,589
Germany	4,816,049	+5	1.1885	286,194
Great Britain	10,789,752	+5	0.9185	495,519
Ireland	2,393,947	+5	0.8084	96,763
Italy	7,379,312	+5	0.9373	345,831
Netherlands	1,898,068	+5	1.1007	104,460
Norway	1,106,154	+5	0.7310	40,430
Spain	3,667,318	+5	0.8036	147,353
Sweden	4,037,510	+5	0.9352	188,794
Switzerland	1,078,098	+5	1.1680	62,961

Country of Short Security
Denmark	(1,633,317)	+5	1.0251	(83,716)
France	(2,940)	+5	1.0750	(158)
Germany	(1,022,745)	+5	0.8210	(41,984)
Great Britain	(2,454,334)	+5	0.5632	(69,115)
Portugal	(870,467)	+5	0.8680	(37,778)
Sweden	(1,723,170)	+5	1.2090	(104,166)
Switzerland	(855,619)	+5	1.5120	(64,685)

Liquidity Risk

Liquidity risk is defined as the risk that the Partnership may not be able to settle or meet its obligations on time or at a reasonable price. The Partnership is exposed to daily capital withdrawals. Limited Partnership interests are redeemable on demand at the Limited Partner’s option based on the Limited Partner’s capital account outstanding.

The Investment Manager monitors carefully the liquidity of the underlying invested positions as well as the overall gross invested position of the Partnership. The Partnership’s offering document provides for monthly contributions and withdrawals, subject to one calendar month’s prior written notice, and is therefore exposed to the liquidity risk of meeting Limited Partners’ withdrawals at any time.

The Partnership’s listed securities are considered to be readily realisable as they are predominately listed on recognised stock exchanges. The Partnership has the ability to borrow in the short term to ensure settlement, although no such borrowings have arisen during the period. The table overleaf analyses the Partnership’s financial liabilities into relevant maturity grouping based on remaining period at the statement of financial position date to the contractual maturity date. The amounts in the table are the contractual undiscounted cash flows. Balance due within 12 months equal their carrying balance, as the impact of discounting is not significant.

30

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Liquidity Risk (continued)

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2013	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(3,403,594)	-	-	-
- Forward foreign exchange contracts	(268,348)	-	-	-
Amounts due to brokers	(195,773)	-	-	-
Investment management fees payable	-	(95,336)	-	-
Administration fees payable	-	(35,544)	-	-
Directors' fees payable	-	(50,000)	-	-
Audit fees payable	-	(19,121)	-	-
Professional fees payable	-	(11,067)	-	-
Other payables	-	(5,020)	-	-
Partners’ Capital	-	-	-	(30,000,411)
	(3,867,715)	(216,088)	-	(30,000,411)

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2012	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(8,562,592)	-	-	-
- Forward foreign exchange contracts	(369,220)	-	-	-
Amounts due to brokers	(2,477,826)	-	-	-
Investment management fees payable	-	(47,749)	-	-
Administration fees payable	-	(5,514)	-	-
Audit fees payable	-	(36,227)	-	-
Other payables	-	(10,000)	-	-
Partners’ Capital	-	-	-	(57,277,113)
	(11,409,638)	(99,490)	-	(57,277,113)

31

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk

Credit risk is the risk that an issuer or counterparty will be unable or unwilling to meet a commitment that it has entered into with the Partnership.

At December 31, 2013 and 2012, the Partnership had all of it’s individual counterparty credit risk with it’s prime broker in the United Kingdom. The Partnership continuously monitors the credit standing of its broker and does not expect any material losses as a result of this concentration. At December 31, 2013, Goldman Sachs International had a credit rating from Standard and Poors of A (2012: A).

All securities transactions of the Partnership are cleared by registered brokers pursuant to customer agreements. The Partnership is subject to credit risk in the event that the brokers are unable to fulfil their obligations.

The Partnership’s maximum exposure to credit risk (not taking into account the value of any collateral or other security held) in the event that counterparties fail to perform their obligations as of December 31, 2013 and 2012 in relation to each class of recognised financial assets, other than derivatives, is the carrying amount of those assets as indicated in the statement of financial position.

The industrial concentration of financial assets and liabilities is disclosed in the Condensed Schedule of Investments.

The Partnership may be adversely impacted by an increase in its credit exposure related to investing, financing, and other activities. The Partnership is exposed to the potential for credit-related losses that can occur as a result of an individual, counterparty or issuer being unable or unwilling to honour its contractual obligations. These credit exposures exist within financing relationships, commitments, derivatives and other transactions. These exposures may arise, for example, from a decline in the financial condition of a counterparty, from entering into swap or other derivative contracts under which counterparties have obligations to make payments to the Partnership, from a decrease in the value of securities of third parties that the Partnership holds as collateral, or from extending credit through guarantees or other arrangements. As the Partnership’s credit exposure increases, it could have an adverse effect on the Partnership’s business and profitability if material unexpected credit losses occur.

The Partnership restricts its exposure to credit losses on derivative instruments it holds by entering into master netting arrangements with major counterparties with whom a significant volume of transactions are undertaken. Master netting arrangements do not result in an offset of statement of financial position assets and liabilities unless certain conditions for offsetting under IAS 32 apply. The credit risk associated with favourable contracts is reduced by a master netting arrangement if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.

The following tables overleaf present the Partnership’s financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements. The tables are presented by counterparty.

32

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk (continued)

Financial assets subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of assets presented in the financial statements	Financial Instrument	Cash Collateral received	Net Amount
	EUR	EUR	EUR	EUR
2013 counterparty:
Goldman Sachs International	1,565	(273)	-	1,292

2012 counterparty:
Goldman Sachs International	36,601	-	-	36,601

Financial liabilities subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of liabilities presented in the financial statements	Financial Instrument	Cash Collateral pledged	Net Amount
	EUR	EUR	EUR	EUR
2013 counterparty:
Goldman Sachs International	(268,621)	273	-	(268,348)

2012 counterparty:
Goldman Sachs International	(369,220)	-	-	(369,220)

There is no cash collateral held at Goldman Sachs International which has not been offset on the Statement of Financial Position (2012: none).

In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s credit position on a daily basis, and the Board of Directors of the General Partner reviews it on a quarterly basis.

33

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 7 – AMOUNTS DUE FROM/TO BROKERS

Due from/to broker balances comprise cash balances with the Partnership’s clearing brokers and amounts receivable or payable for securities transactions that have not settled at the year end. Cash held with the Partnership’s clearing brokers represents proceeds relating to securities sold short (if any) and cash held as collateral against open forward foreign exchange contracts. This cash may be restricted by the broker until the related securities are purchased or open contracts are closed.

	December 31, 2013	December 31, 2012
	EUR	EUR
Cash on hand	8,803,527	20,631,893
Receivable for securities sold	-	17,041
Cash overdraft	(195,773)	(2,477,826)
Net amounts due from brokers	8,607,754	18,171,108

NOTE 8 – allocation of NET INCOME

Net income of the Partnership is allocated to the partners on a pro-rata basis as defined by the Partnership Agreement (the “Agreement”) dated October 5, 2007. For the year ended December 31, 2013 the General Partner also received an incentive allocation of €17,137 (2012: €7,355) pursuant to the Agreement.

NOTE 9 – GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES

The following table details the gains and losses from financial assets and liabilities at fair value through profit or loss for the year ended December 31, 2013:

	2013	2012
	EUR	EUR
Net realised gain/(loss) on financial assets and liabilities at fair value through profit or loss
- Equity securities	5,321,987	5,014,928
- Derivatives	1,084,093	2,711,626
Net realised gain on financial assets and liabilities at fair value through profit or loss	6,406,080	7,726,554

Net change in unrealised appreciation/(depreciation) on financial assets and liabilities at fair value through profit or loss
- Equity securities	1,785,723	4,377,388
- Derivatives	65,563	(1,426,956)
Net change in unrealised appreciation on financial assets and liabilities at fair value through profit or loss	1,851,286	2,950,432
Net foreign currency gains/(losses)
- unrealised	(656,214)	(13,005)
- realised	107,126	(2,589,553)
Total net foreign currency losses	(549,088)	(2,602,558)

34

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 10 – MANAGEMENT AND PERFORMANCE FEE

The General Partner is entitled to a monthly investment management fee payable in arrears at an annual rate of 1% of the Net Asset Value attributable to each Limited Partner and also a performance related allocation (the “Performance Allocation”). The Performance Allocation is made in arrears in respect of each performance period and accrued monthly. A performance period comprises each successive twelve month period and ends on December 31 of each year (the “performance period”). The Performance Allocation is equivalent to 20% of a Limited Partner’s net profits applicable to such Limited Partner’s capital account for a Class once such Limited Partner’s pro-rata share of net profits for the Performance Period exceeds any cumulative net losses that have been carried forward from prior Performance Periods for each such Limited Partner of such Class.

In the case of the investment by the Company in the Partnership, the Performance Allocation to be made in respect of the Company’s capital account of the relevant class is an amount equal to 20% of the increase in the Net Asset Value per share of the applicable class outstanding in respect of each performance period. The Company’s Performance Allocation is charged at the Company level.

The Partnership incurred an investment management fee of €384,524 during the year (2012: €619,444) and as at December 31, 2013 the investment management fee payable was €95,336 (2012: €47,749). For the year ended December 31, 2013 the General Partner received a performance allocation of €17,137 (2012: €7,355) from the Limited Partners other than the Company of which €17,137 (2012: €7,355) was payable at the year end.

NOTE 11 – ADMINISTRATION FEE

Effective October 15, 2012, State Street Corporation acquired Goldman Sachs Administration Services, the Administrator to the Partnership. International Fund Services is the Fund Accounting Arm of State Street Corporation.

The Administrator is entitled to receive an ad valorem fee accrued monthly and payable monthly in arrears at the level of the Partnership not to exceed 12 basis points per annum of the Partnership’s Net Asset Value. The fee is subject to a minimum of US$75,000 per annum. The Partnership incurred administration fees of €69,431 during the year (2012: €73,376) and as at December 31, 2013 the administration fee payable was €35,544 (2012: €5,514).

NOTE 12 – NEW ISSUE SECURITIES

The Partnership may purchase securities that are part of a public distribution. If such securities trade at a premium in the secondary market immediately after the distribution process has commenced, the Financial Industry Regulatory Authority (FINRA) has taken the position in its Rules of Fair Practice that such securities are part of a “new issue” and, accordingly, members of the FINRA may not sell such securities to an account in which a member or person affiliated with or related to a member of the FINRA has an interest. These persons are referred to as “restricted”. The Partnership has adopted the policy not to allocate gains or losses on “new issues” to restricted persons.

In the event that any Limited Partner is a “restricted person” (including certain persons engaged in the securities, financial services or banking industries) under the applicable FINRA rules, then the Partnership will allocate any profits arising from “new issues” trades transacted, away from the restricted partner. There were no investments in new issues as at December 31, 2013 and 2012.

35

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 13 – LIMITED PARTNERSHIP INTERESTS

Each Limited Partner’s capital account is adjusted on the last day of the relevant fiscal period to reflect credits or debits made to such Limited Partner’s capital account during the fiscal period. Net change in net assets resulting from operations of the Partnership during the relevant accounting period, is apportioned to the capital account of each Limited Partner in portion to their respective opening capital account balances. In accordance with rules of the FINRA, the Partnership may establish a separate brokerage account in which all new issues of securities distributed in the United States (“new issues”) will be held (see Note 12). The Partnership has elected to only allocate gains/(losses) earned on investments in the account solely to Limited Partners who are not affiliated with any registered broker-dealer or involved in the buying or selling of securities for any institutional type account.

The Partnership may use forward foreign exchange contracts or other such methods to hedge the base currency, reducing exposure to such currency fluctuations. Since Class A Limited Partners' interests and Class B Limited Partners' interests are denominated in different currencies, foreign exchange transactions with respect to the Euro denominated Class A Limited Partners’ interests may be undertaken with a view to enhancing or protecting its US Dollar value.

Foreign exchange transactions with respect to the USD denominated Class B Limited Partners' interests are undertaken with a view to enhancing or protecting its Euro value. The performance for this class will vary from Class A Limited Partners' interests due to its different currency exposure.

NOTE 14 – RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. The General Partner and Investment Manager are deemed to be related parties. Amounts incurred by the Partnership to related parties and amounts owing at the period end are disclosed in Notes 8 and 11.

Directors’ fees

Each Director of the Company, other than Claus Gregersen, is entitled to receive a fee of €10,000 per annum from the Partnership. Claus Gregersen receives a fee of €20,000 per annum from the Partnership. Directors fees incurred during the year were €50,000 (2012: €50,000) and amounts owing at the year-end were €50,000 (2012: €nil).

NOTE 15 – FOREIGN CURRENCY TRANSLATION

The financial statements are prepared in Euro. The following exchange rates at the year end date have been used to translate assets and liabilities in other currencies to Euro.

	2013	2012
British Pounds	0.8319	0.8126
Danish Krone	-	7.4608
Norwegian Krone	8.3602	7.3389
Swedish Krona	8.8503	8.5817
Swiss Francs	1.2256	1.2074
United States Dollar	1.3780	1.3199

36

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2013 (continued)

NOTE 16 – REDEMPTION FEE INCOME

The Partnership charged redemption fees of €nil (2012: €nil) during the year. The redemption fee is charged as follows:

2% Redemption fee applies when the investors redeem their holdings within 6 months.

1% Redemption fee applies when the investors redeem their holdings between 7 to 12 months.

There is no redemption fee for holdings over 12 months.

NOTE 17 – POST BALANCE SHEET EVENTS

There were no events subsequent to the year end, except as disclosed below, which require disclosure in the financial statements. The following dealings took place up to April 30, 2014:

EUR
Total contributions	2,425,911
Total withdrawals	(3,955,735)

NOTE 18 – APPROVAL OF FINANCIAL STATEMENTS

The financial statements were approved by the Board of Directors and authorised for issue on June 3, 2014.

37

To the Partners of S.W. Mitchell Small Cap European Fund L.P.
For the yearsended December 31, 2014 and 2013

We confirm, as auditors of S.W. Mitchell Small Cap European Fund L.P, that the detailed schedules of investments as at 31 December 2014 and 2013 (see Appendix 1) are a true reflection of the condensed schedules of investments included within the audited financial statements for the years then ended, which were approved on 4 June 2015 and 3 June 2014 respectively.

Grant Thornton
5th Floor, Bermuda House	Date: December 10, 2015
Dr. Roy’s Drive, PO Box 1044
Grand Cayman, KY1-1102
Cayman Islands

Disclaimer: This report has been prepared for the sole use of the Directors of Mitchell (General Partner) II Inc. (the “General Partner”). This report must not be disclosed to a third party, or quoted or referred to, without our prior written consent, and we assume no responsibility to any other person.

Chartered Accountants
Member of Grant Thornton International Ltd

APPENDIX 1

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2014
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities

Finland
Consumer, Cyclical
Amer Group (cost €622,413)	649,338	2.18

France
Communications
NEXTRADIOTV (cost €613,352)	639,883	2.15

Consumer, Cyclical
MONTUPET (cost €510,216)	751,350	2.53

Consumer, Non-cyclical
INTER PARFUMS (cost €686,872)	612,481	2.06

Industrial
IMERYS (cost €516,456)	640,483	2.15
Total France (cost €2,326,896)	2,644,197	8.89

Germany
Communications
ZOOPLUS AG (cost €604,712)	757,831	2.55

Consumer, Cyclical
SHW AG (cost €626,554)	688,090	2.31

Consumer, Non-cyclical
MAGFORCE AG (cost €282,000)	232,650	0.78

Energy
2G ENERGY AG (cost €502,883)	387,569	1.30

Financial
MUTARES AG (cost €341,530)	276,840	0.93

Industrial		4.57
MANZ AUTOMATION AG (cost €1,035,318)	838,133	2.82
LPKF LASER & ELECTRONICS (cost €654,361)	521,678	1.75
Sub total	1,359,811	4.57

Technology
CANCOM IT SYSTEME AG (cost €446,037)	565,871	1.90
DIALOG SEMICONDUCTOR PLC (cost €292,379)	621,016	2.09
KONTRON AG (cost €636,754)	603,727	2.03
Sub total	1,790,614	6.02

Total Germany (cost €5,422,528)	5,493,405	18.46

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2014
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities (continued)

Great Britain
Basic Materials
PETRA DIAMONDS LIMITED (cost €400,818)	653,330	2.20

Consumer, Cyclical
ENTERTAINMENT ONE LTD (cost €533,398)	568,959	1.91
GAME DIGITAL PLC-WI (cost €435,676)	531,873	1.79
SPORTECH PLC (cost €816,024)	706,712	2.38
Subtotal (cost €1,785,098)	1,807,544	6.08

Energy
LEKOIL LTD – DI (cost €676.476)	369,121	1.24
MYTRAH ENERGY LTD (cost €265,521)	273,324	0.91
SAVANNAH PETROLEUM PLC (cost €146,778)	93,544	0.32
Subtotal (cost €1,088,775)	735,989	2.47

Financial
BANK OF GEORGIA HOLDINGS PLC (cost €495,747)	541,943	1.82
REAL ESTATE INVESTORS PLC (cost €199,451)	246,331	0.83
IP GROUP PLC (cost €387,551)	639,070	2.15
Subtotal (cost €1,082,749)	1,427,344	4.80

Industrial
BRAMMER PLC (cost €585,223)	751,495	2.53
VOLUTION GROUP PLC-WI (cost €463,566)	445,782	1.49
Subtotal (cost €1,048,789)	1,197,277	4.02

Technology
TUNGSTEN CORP PLC (cost €439,131)	622,367	2.09

Total Great Britain (cost €5,845,360)	6,443,851	21.66

Ireland
Consumer, Non-cyclical
CPL RESOURCES PLC (cost €802,327)	733,050	2.46

Industrial
KINGSPAN GROUP PLC (cost €323,499)	611,299	2.06
Total Ireland (cost €1,125,826)	1,344,349	4.52

Italy
Communications
ENGINEERING INGEGNERIA INFO (cost €432,138)	508,838	1.71
YOOX SPA (cost €584,835)	751,548	2.53
Subtotal (cost €1,016,973)	1,260,386	4.24

Energy
FALK RENEWABLES SPA (cost €406,009)	382,628	1.29
D AMICO INTERNATIONAL SHIPPING (cost €544,857)	501,986	1.68
Subtotal (cost €950,866)	884,614	2.97

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2014
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities (continued)

Italy (continued)
Technology
SPACE SPA (cost €600,000)	576,000	1.94
SPACE SPA WARRANT	21,750	0.07
Subtotal (cost €600,000)	597,750	2.01
Total Italy (cost €2,567,839)	2,742,750	9.22

Jersey
Consumer, Cyclical
STANLEY GIBBONS GROUP PLC (cost €624,306)	562,882	1.89

Netherlands
Technology
AALBERTS INDUSTRIES NV (cost €596,744)	602,408	2.03

Norway
Technology
NORDIC SEMICONDUCTOR ASA (cost €558,693)	715,222	2.40

Spain
Basic Materials
ENCE ENERGIA Y CELULOSA SA (cost €696,320)	837,263	2.81

Financial
GRUPO CATALANA OCCIDENTE SA (cost €716,406)	741,459	2.49
INMOBILIARIA COLONIA SA (cost €339,268)	355,101	1.20
Subtotal (cost €1,055,674)	1,096,560	3.69

Industrial
CONSTRUCC Y AUX DE FERROCARR (cost €628,055)	647,030	2.17

Total Spain (cost €2,380,049)	2,580,853	8.67

Sweden
Financial
AVANZA AB (cost €456,555)	615,298	2.07

Health Care
BIOGAIA AB-B SHS (cost €821,211)	655,279	2.20

Technology
SEAMLESS DISTRIBUTION AB (cost €383,518)	206,398	0.69
Total Sweden (cost €1,661,284)	1,476,975	4.96

Switzerland
Industrial
FEINTOOL INTL HOLDING-REG (cost €480,355)	738,816	2.49

Technology
SHL TELEMEDICINE LTD (cost €398,973)	398,455	1.34
Total Switzerland (cost €879,328)	1,137,271	3.83

Total equity securities at fair value through profit or loss
(cost €24,613,264)	26,393,501	88.71

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2014
Financial assets and liabilities at fair value through Profit or Loss

Unrealised gain on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

06/01/2015	USD 16,770,981	EUR 13,439,112	419,894	1.41
16/01/2015	EUR 1,614,359	SEK 15,093,548	21,177	0.07
01/16/2015	EUR 821,468	NOK 7,362,280	10,358	0.04
Total unrealised gain on forward foreign exchange contracts			451,429	1.52

Total financial assets at fair value through profit or loss
(cost €24,613,264)			26,844,930	90.23

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2014
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities sold short
Belgium
Consumer, Non-cyclical
FAGRON (proceeds €423,091)	405,094	1.36

Denmark
Communications
GN STORE NORD (proceeds €432,843)	454,830	1.53

France
Communications
M6 METROPOLE TV (proceeds €447,907)	459,463	1.54

Germany
Consumer, Non-cyclical
WIRECARD AG (proceeds €437,785)	556,959	1.87

Great Britain
Industrial
ROTORK PLC (proceeds €424,893)	447,574	1.50
STOBART GROUP LTD (proceeds €329,218)	417,157	1.40
CARILLION PLC (proceeds €420,345)	440,802	1.49
Subtotal (proceeds €1,174,456)	1,305,533	4.39

Technology
FIDESSA GROUP PLC (proceeds €442,640)	451,265	1.52
Total Great Britain (proceeds €1,617,096)	1,756,798	5.91

Netherlands
Industrial
KONINKLIJKE BAM GROEP NV (proceeds €418,545)	531,205	1.79

Sweden
Industrial
JM AB (proceeds €444,366)	482,596	1.62

Switzerland
Industrial
PANALPINA WELTTRANSPORT HOLD (proceeds €420,288)	492,933	1.66

Total equity securities sold short at fair value through profit or loss (proceeds €4,641,921)	5,139,878	17.28

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2014
Financial assets and liabilities at fair value through Profit or Loss

Unrealised loss on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

16/01/2015	EUR 4,476,229	GBP 3,546,538	92,733	0.31
16/01/2015	EUR 622,750	CHF 749,513	584	0.00
Total unrealised loss on forward foreign exchange contracts			93,317	0.31

Total financial liabilities at fair value through profit or loss (cost €4,641,921)			5,233,195	17.59

Analysis of net assets

Assets
Financial assets at fair value through profit or loss			26,844,930	90.23
Amounts due from brokers			8,572,961	28.81
Other assets			8,312	0.03

Total assets			35,426,203	119.07

Liabilities
Financial liabilities at fair value through profit or loss			5,233,195	17.59
Amounts due to brokers			319,405	1.07
Other liabilities			120,387	0.40

Total liabilities			5,672,987	19.07

Net assets			29,753,216	100.00

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2013
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities

Denmark
Technology
ASETEK A/S (cost €124,266)	129,665	0.43

France
Consumer, Cyclical
BENETEAU (cost €566,924)	623,202	2.08

Industrial
IMERYS (cost €516,455)	663,579	2.21
LISI (EX - GFI INDUSTRIES SA (cost €545,475)	570,585	1.90
Sub total (cost €1,061,930)	1,234,164	4.11

Total France (cost €1,628,854)	1,857,366	6.19

Georgia
Financial
BANK OF GEORGIA HOLDINGS PLC (cost €418,506)	510,219	1.70

Germany
Consumer, Cyclical
SHW AG (cost €607,271)	845,896	2.82
SAF-HOLLAND SA (cost €313,579)	618,608	2.06
TOM TAILOR HOLDING AG (cost €532,437)	519,286	1.73
Sub total (cost €1,453,287)	1,983,790	6.61

Financial
AURELIUS AG (cost €514,853)	678,235	2.26

Industrial
HOMAG GROUP AG (cost €465,454)	586,019	1.95

Technology
DIALOG SEMICONDUCTOR PLC (cost €513,320)	580,903	1.95
KONTRON AG (cost €569,005)	541,955	1.81
TOMORROW FOCUS AG (cost €552,211)	560,488	1.86
Sub total (cost €1,634,536)	1,683,346	5.62

Total Germany (cost €4,068,130)	4,931,390	16.44

Great Britain
Basic Materials
PETRA DIAMONDS LIMITED (cost €433,014)	473,851	1.58

Communications
QUINDELL PORTFOLIO PLC (cost €284,626)	350,043	1.17

Consumer, Cyclical
DAIRY CREST GROUP PLC (cost €531,691)	621,129	2.07

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2013
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities (continued)

Great Britain (continued)
Energy
MYTRAH ENERGY LTD (cost €491,330)	353,421	1.18
LEKOIL LTD – DI (cost €500,649)	628,837	2.09
Subtotal (cost €991,979)	982,258	3.27

Financial
IP GROUP PLC (cost €509,614)	653,519	2.18

Industrial
BRAMMER PLC (cost €353,081)	603,164	2.01
NUMIS CORPORATION PLC (cost €201,679)	229,996	0.77
Subtotal (cost €554,760)	833,160	2.78

Technology
TUNGSTEN CORP PLC (cost €488,711)	539,821	1.80
PACE MICRO TECHNOLOGY PLC (cost €550,577)	682,571	2.28
MONITISE PLC (cost €299,363)	652,896	2.18
IOMART GROUP PLC (cost €635,858)	632,780	2.10
Subtotal (cost €1,974,509)	2,508,068	8.36
Total Great Britain (cost €5,280,193)	6,422,028	21.41

Guernsey
Financial
SIRIUS REAL ESTATE LTD (cost €262,583)	317,287	1.06

Ireland
Technology
DATALEX PLC (cost €402,238)	548,825	1.83

Construction
KINGSPAN GROUP PLC (cost €323,499)	581,981	1.94
Total Ireland (cost €725,737)	1,130,806	3.77

Italy
Communications
ENGINEERING INGEGNERIA INFO (cost €480,703)	660,222	2.20

Energy
D AMICO INTERNATIONAL SHIPPING (cost €603,978)	800,597	2.67

Financial
TAMBURI INVESTMENT PARTNERS (cost €572,095)	639,114	2.13

Technology
EI TOWERS (cost €540,289)	800,358	2.67
SPACE SPA (cost €870,000)	852,600	2.84
SPACE SPA WARRANT	17,734	0.06
Sub total (cost €1,410,289)	1,670,692	5.57
Total Italy (cost €3,067,065)	3,770,625	12.57

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2013
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital
Equity securities (continued)

Jersey
Consumer, Cyclical
STANLEY GIBBONS GROUP PLC (cost €143,715)	170,868	0.57

Netherlands
Financial
DELTA LLOYD NV (cost €510,837)	643,433	2.14

Norway
Technology
OPERA SOFTWARE ASA (cost €331,231)	706,151	2.35

Industrial
NORWEGIAN AIR SHUTTLE AS (cost €431,095)	305,062	1.02
Total Norway (cost €762,326)	1,011,213	3.37

Spain
Financial
BANCO POPULAR ESPANO (cost €557,698)	571,361	1.90

Industrial
GAMESA CORP TECNOLOGICA SA (cost €474,559)	707,237	2.36

Total Spain (cost €1,032,257)	1,278,598	4.26

Sweden
Industrial
PROFFICE AB-B SHS (cost €514,106)	548,974	1.83

Financial
AVANZA AB (cost €509,471)	693,759	2.31

Health Care
BIOGAIA AB-B SHS (cost €616,048)	682,330	2.28

Consumer, Cyclical
NOBIA AB (cost €510,204)	636,425	2.12
Total Sweden (cost €2,149,829)	2,561,488	8.54

Switzerland
Industrial
FEINTOOL INTL HOLDING-REG (cost €508,050)	538,825	1.80

Total equity securities at fair value through profit or loss
(cost €20,682,349)	25,273,811	84.25

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2013
Financial assets and liabilities at fair value through Profit or Loss

Unrealised gain on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

01/01/2014	EUR 333,811	CHF 407,487	1,292	0.00
Total unrealised gain on forward foreign exchange contracts			1,292	0.00

Total financial assets at fair value through profit or loss			25,275,103	84.25%

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2013
Financial assets and liabilities at fair value through Profit or Loss

		% of
	Fair Value	Partners’
Description	EUR	Capital

Equity securities sold short
Belgium
Consumer, Non-cyclical
BPOST SA (proceeds €393,477)	386,029	1.29

Germany
Consumer, Non-cyclical
DELTICOM AG (proceeds €395,053)	336,672	1.12

Great Britain
Industrial
STOBART GROUP LTD (proceeds €395,053)	589,842	1.97

Technology
LAIRD PLC (proceeds €224,619)	302,357	1.01
TELECITY GROUP PLC (proceeds €342,972)	294,360	0.98
Sub total (proceeds €567,591)	596,717	1.99

Financial
ADMIRAL GROUP PLC (proceeds €294,618)	334,469	1.11
Total Great Britain (proceeds €1,257,262)	1,521,028	5.07

Netherlands
Consumer, Non-cyclical
VOPAK (proceeds €351,642)	331,146	1.10

Italy
Consumer, Non-cyclical
TODS SPA (proceeds €321,400)	368,328	1.23

Switzerland
Consumer, Non-cyclical
KUONI REISEN HLDG-REG(CAT B) (proceeds €442,546)	460,391	1.54

Total equity securities sold short at fair value through profit or loss (proceeds €3,161,380)	3,403,595	11.35

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.
Schedule of Investments
As at December 31, 2013
Financial assets and liabilities at fair value through Profit or Loss

Unrealised loss on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

01/06/2014	EUR 11,767,900	EUR 8,685,551	145,711	0.48
01/10/2014	EUR 5,099,791	EUR 4,292,724	59,577	0.20
01/10/2014	EUR 1,089,190	EUR 9,214, 733	12,753	0.04
01/10/2014	EUR 2,422,745	EUR 21,890,084	50,307	0.17
Total unrealised (loss) on forward foreign exchange contracts			268,348	0.89

Total financial liabilities at fair value through profit or loss			3,671,942	12.24

Analysis of net assets

Assets
Financial assets at fair value through profit or loss	25,275,103	84.25
Amounts due from brokers	8,803,527	29.34
Other assets	5,584	0.02

Total assets	34,084,214	113.61

Liabilities
Financial liabilities at fair value through profit or loss	3,671,942	12.24
Amounts due to brokers	195,773	0.65
Other liabilities	216,088	0.72

Total liabilities	4,083,803	13.61

Net assets	30,000,411	100.00

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

INTERIM FINANCIAL STATEMENTS

For the period ended September 30, 2015

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Page(s)
Partnership Information	2
Statement of Financial Position	4
Schedule of Investments	5
Statement of Comprehensive Income	9
Statement of Changes in Partners' Capital	10
Statement of Cash Flows	11
Notes to the Financial Statements	12
1

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information

GENERAL PARTNER	Mitchell (General Partner) II Inc.,
Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

DIRECTORS OF GENERAL	Claus Gregersen*
PARTNER	Francois Simon*
Bertrand van Houtte de la Chaise*
Eric Heuze*

REGISTERED OFFICE	Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

INVESTMENT MANAGER	S.W. Mitchell Capital LLP,
AND DISTRIBUTOR	Princes House,
38 Jermyn Street,
London SW1Y 6DN,
United Kingdom.

DEPOSITARY	State Street Custodial Services (Ireland) Limited,
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

ADMINISTRATOR	State Street Administration Services Company (Ireland) Limited (trading as International Fund Services),
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

PRIME BROKER AND CUSTODIAN	Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB,
United Kingdom.

*Independent non-executive directors

2

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information (continued)

LEGAL ADVISORS	Walkers,
(as to Cayman Islands law)	6 Gracechurch Street,
London EC3V OAT,
United Kingdom.

LEGAL ADVISORS	Dechert LLP,
(as to English and U.S. Law)	160 Queen Victoria Street,
London EC4V 4QQ,
United Kingdom.

AUDITORS	Grant Thornton,
5th Floor, Bermuda House,
Dr. Roy’s Drive,
PO Box 1044 GT,
Grand Cayman KY1-1102, Cayman Islands.

3

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Financial Position

As at September 30, 2015

		Period ended	Year ended
		September 30, 2015	December 31, 2014
	Notes	EUR	EUR

Assets

Financial assets at fair value through profit or loss	2, 3	21,331,500	26,844,930
Amounts due from brokers	2, 7	2,873,319	8,572,961
Dividends receivable		5,929	6,385
Other receivables		133	1,927
Total Assets		24,210,881	35,426,203

Liabilities

Financial liabilities at fair value through profit or loss	2, 3	3,907,590	5,233,195
Amounts due to brokers	2, 7	264,937	319,405
Investment management fee payable	10	56,625	49,682
Administration fee payable	11	16,844	14,949
Directors' fees payable	14	37,500	-
Audit fees payable		34,363	15,904
Professional fees payable		17,832	14,660
Other payables		46,020	25,192
Total Liabilities		4,381,711	5,672,987
Partners’ Capital		19,829,170	29,753,216

The accompanying notes form an integral part of these financial statements.

4

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Schedule of Investments

As at September 30, 2015

Financial assets at fair value through Profit or Loss

Description	Quantity	Fair Value EUR	% of Partners’ Capital

Equity securities

Finland
Alma Media OYJ	87,936	226,875	1.14
Caverion Corp	48,231	431,185	2.17
Nokian Renkaat OYJ	17,044	492,742	2.48
Vaisala OYJ	18,729	444,065	2.25
Total Finland (cost €1,560,791)		1,594,867	8.04

France
Elis SA	27,156	378,555	1.91
Gameloft SE	105,886	348,365	1.76
Groupe Fnac SA	8,445	431,455	2.18
Interparfums SA	1	23	0.00
Marie Brizard Wine & Spirits SA	21,970	426,218	2.14
Total France (cost €1,749,259)		1,584,616	7.99

Germany
ADVA Optical Networking SE	42,853	410,403	2.07
Bauer AG	5,735	96,922	0.49
Magforce AG	77,616	411,287	2.07
Mutares AG	22,146	420,774	2.12
Suedzucker AG	19,858	322,494	1.63
Total Germany (cost €1,591,118)		1,661,880	8.38

Great Britain
Apax Global Alpha Ltd	242,649	393,478	1.98
Brammer Plc	129,237	454,215	2.29
Carpetright Plc	45,133	320,616	1.62
Crawshaw Group Plc	171,253	177,776	0.90
Dairy Crest Group Plc	69,839	576,677	2.91
IP Group Plc	127,762	398,753	2.01
Ironveld Plc	576,938	41,102	0.21
Lakehouse Ltd	340,444	446,962	2.25
Lekoil Ltd	1,090,017	314,316	1.59
Mytrah Energy Ltd	340,838	291,382	1.47
Nanoco Group Plc	249,024	212,046	1.07
Real Estate Investors Plc	273,579	258,013	1.30
Savannah Petroleum Plc	288,958	121,554	0.61
Sportech Plc	439,451	335,434	1.69
Staffline Group Plc	24,823	522,108	2.63
Victoria Plc	24,309	437,406	2.21
Total Great Britain (cost €5,469,133)		5,301,838	26.74

Ireland
Cpl Resources Plc	54,777	325,923	1.64
Dalata Hotel Group Ltd	146,866	631,524	3.19
Total Ireland (cost €969,588)		957,447	4.83

The accompanying notes form an integral part of these financial statements.

5

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Schedule of Investments (continued)

As at September 30, 2015

Financial assets at fair value through Profit or Loss (continued)

Description	Quantity	Fair Value EUR	% of Partners’ Capital

Equity securities (continued)

Israel
SHL Telemedicine Ltd (cost €609,365)	77,518	717,801	3.62

Italy
Falk Renewables SpA	335,532	372,441	1.88
Fila SpA	47,688	474,019	2.39
Geox SpA	127,630	480,399	2.42
Gruppo Mutuionline SpA	57,778	479,557	2.42
Space2 SpA	66,000	658,680	3.32
Total Italy (cost €2,372,937)		2,465,096	12.43

Luxembourg
d'Amico International Shipping SA	730,823	513,038	2.59
(cost €366,336)

Malta
Kambi Group Plc (cost €335,696)	54,817	336,659	1.70

Netherlands
Binckbank NV	60,905	448,383	2.26
TKH Group NV	15,423	499,011	2.52
Total Netherlands (cost €975,991)		947,394	4.78

Norway
XXL ASA (cost €543,538)	63,388	552,529	2.79

Spain
Duro Felguera SA	146,097	302,421	1.53
Ence Energia Y Celulosa SA	156,974	454,440	2.29
Indra Sistemas SA	41,702	386,661	1.95
Inmobiliaria Colonial SA	673,880	419,153	2.11
Laboratorios Farmaceuticos Rovi SA	26,033	345,458	1.74
NH Hotel Group SA	105,065	502,211	2.53
Promotora de Informaciones SA	26,635	89,227	0.45
Total Spain (cost €2,767,021)		2,499,571	12.60

Sweden
Biogaia AB	21,548	637,520	3.22
RaySearch Laboratories AB	32,670	415,244	2.09
Total Sweden (cost €912,624)		1,052,764	5.31

The accompanying notes form an integral part of these financial statements.

6

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

 Schedule of Investments (continued)

As at September 30, 2015

Financial Liabilities at fair value through Profit or Loss

Description	Quantity	Fair Value EUR	% of Partners’ Capital

Equity securities (continued)

Switzerland
Evolva Holdings SA	363,463	339,892	1.71
Straumann Holdings AG	2,316	595,065	3.00
Total Switzerland (cost €1,006,831)		934,957	4.71

Total equity securities at fair value through profit or loss (cost €21,230,228)		21,120,457	106.51

Warrants

Italy
Fila SpA	32,744	65,488	0.33
Space2 SpA	16,500	9,917	0.05
Total Italy		75,405	0.38

Great Britain
Fila SpA	2,173,800	-	-

Total warrants at fair value through profit or loss		75,405	0.38

Unrealised gain on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

16/10/2015	EUR 1,017,898	CHF 1,109,190	727	0.00
16/10/2015	EUR 3,894,045	GBP 2,844,183	35,615	0.18
16/10/2015	EUR 568,987	NOK 5,257,556	17,078	0.09
16/10/2015	EUR 1,034,378	SEK9,653,382	3,202	0.02
05/10/2015	USD 11,852,698	EUR 10,538,419	79,016	0.40
Total unrealised gain on forward foreign exchange contracts			135,638	0.69

Total financial assets at fair value through profit or loss (cost €21,230,228)			21,331,500	107.58

The accompanying notes form an integral part of these financial statements.

7

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Schedule of Investments (continued)

As at September 30, 2015

Financial Liabilities at fair value through Profit or Loss

Description	Quantity	Fair Value EUR	% of Partners’ Capital

Equity securities sold short

Finland
Wartsila OYJ (proceeds €294,328)	8,610	305,397	1.54

Germany
Tag Immobilien AG	32,034	339,721	1.71
Wirecard AG	4,499	192,130	0.97
Total Germany (proceeds €494,456)		531,851	2.68

Italy
Brembo SpA (proceeds €296,900)	8,131	281,333	1.42

Luxembourg
Grand City Properties SA (proceeds €317,178)	20,503	352,139	1.78

Spain
Distribuidora Internacional de Alimentación SA	56,993	307,933	1.55
Gamesa Corp Tecnologica SA	24,156	299,051	1.51
Total Spain (proceeds €642,098)		606,984	3.06

Switzerland
Panalpina Welttransport Holding AG	2,967	289,699	1.46
(proceeds €280,854)

Great Britain
Fidessa Group Plc	9,792	238,379	1.20
Intertek Group Plc	5,662	186,779	0.94
Renishaw Plc	15,081	412,568	2.08
Rotork Plc	99,788	223,157	1.13
Stobart Group Ltd	198,016	300,949	1.52
Talktalk Telecom Group Plc	41,792	178,355	0.90
Total Great Britain (proceeds €1,572,005)		1,540,187	7.77

Total equity securities sold short at fair value through profit or loss (proceeds €3,897,819)		3,907,590	19.71

8

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Comprehensive Income

For the period ended September 30, 2015

		September 30, 2015	December 31, 2014
	Notes	EUR	EUR

Income
Interest income	2(g)	9,193	6,776
Dividend income	2(h)	527,832	345,555
Less withholding tax on dividends	2(h)	(82,138)	(71,615)
Net realised gain on financial assets and liabilities at fair value through profit or loss	2, 9	4,335,992	5,183,063
Net change in unrealised depreciation on financial assets and liabilities at fair value through profit or loss	2, 9	(1,548,890)	(2,441,849)
Net foreign currency gain/(loss)	2, 9	1,154,190	(56,049)
Total investment income		4,396,179	2,965,881

Expenses
Interest expense	2(g)	(31,105)	(20,059)
Dividend expense on securities sold short	2(h)	(129,503)	(72,786)
Investment management fees	10	(195,130)	(299,694)
Administration fees	11	(50,216)	(73,247)
Audit fees		(54,099)	(60,000)
Directors’ fees	14	(37,500)	(50,000)
Broker fees		(38,702)	(64,908)
Professional fees		(86,690)	(60,425)
Other expenses		(20,601)	(35,297)
Total operating expenses		(643,546)	(736,416)
Net increase in Partners’ Capital from operations		3,752,633	2,229,465

The accompanying notes form an integral part of these financial statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Changes in Partners’ Capital

For the period ended September 30, 2015

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2015	29,753,216	13,388	29,739,828

Capital contributions	106,656	-	106,656
Capital withdrawals	(13,783,335)	(2,968)	(13,780,367)
Increase in Partners’ Capital from operations
Pro rata allocation	3,752,633	1,776	3,750,857
Performance allocation*	-	-	-
Partners’ Capital at September 30, 2015	19,829,170	12,196	19,816,974

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2014	30,000,411	26,126	29,974,285

Capital contributions	4,346,069	-	4,346,069
Capital withdrawals	(6,822,729)	(17,137)	(6,805,592)
Increase in Partners’ Capital from operations
Pro rata allocation	2,229,465	1,431	2,228,034
Performance allocation	-	2,968	(2,968)
Partners’ Capital at December 31, 2014	29,753,216	13,388	29,739,828

*	As at September 30, 2015, €14,584 was accrued as a performance allocation payable. This balance has not been included above as the balance crystalizes only at December 31, 2015, and may change.

The accompanying notes form an integral part of these financial statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Cash Flows

For the period ended September 30, 2015

	September 30, 2015	December 31, 2014
	EUR	EUR
Cash flows from operating activities

Net increase in Partners’ Capital from operations	3,752,633	2,229,465

Adjustments to reconcile net increase in Partners’ Capital from operations to net cash provided by operating activities
Net movement in:
Financial assets at fair value through profit or loss	5,513,430	(1,569,827)
Financial liabilities at fair value through profit or loss	(1,325,605)	1,561,253
Amounts due from brokers	5,699,642	230,566
Dividends receivable	456	(801)
Other receivables	1,794	(1,927)
Amounts due to brokers	(54,468)	123,632
Investment management fees payable	6,943	(45,654)
Administration fees payable	1,895	(20,595)
Directors’ fees payable	37,500	(50,000)
Audit fees payable	18,459	(3,217)
Professional fees payable	3,172	3,593
Accrued expenses and other payables	20,828	20,172
Net cash provided by operating activities	13,676,679	2,476,660

Cash flows financing used in activities
Proceeds from capital contributions	106,656	4,346,069
Payments on capital withdrawals	(13,783,335)	(6,822,729)
Net cash used in financing activities	(13,676,679)	(2,476,660)
Net change in cash and cash equivalents	-	-
Cash and cash equivalents at the beginning of the year	-	-
Cash and cash equivalents at the end of the year	-	-

Supplementary cash flow information

Interest received	9,193	6,776
Interest paid	(31,105)	(20,059)
Dividends received	446,150	273,139
Dividends paid	(125,244)	(72,786)

The accompanying notes form an integral part of these financial statements.

11

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015

NOTE 1 – GENERAL INFORMATION

S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") is an open-ended investment partnership established as an exempted Limited Partnership in the Cayman Islands on October 9, 2007 and registered under the Cayman Islands Mutual Funds Law. The Partnership is regulated by the Cayman Islands Monetary Authority and commenced trading on October 31, 2007. The Partnership's investment objective is to generate absolute returns through active portfolio management in all markets by taking long and short positions in Small and Mid Cap European equities.

The Partnership is part of a “master-feeder” structure in which S.W. Mitchell Small Cap European Fund Limited invests substantially all of its assets into the Partnership. S.W. Mitchell Small Cap European Fund Limited (the "Company") owns 94.99% of non-controlling interests in the Partnership as at September 30, 2015 (December 2014: 97.14%).

S.W. Mitchell Capital LLP has been appointed as the investment manager to the Partnership (the “Investment Manager”). The Investment Manager is the Alternative Investment Fund Manager (“AIFM”) to the Partnership for the purposes of the Alternative Investment Fund Managers Directive Rules (“AIFMD Rules”) and is authorised by the FCA to perform the regulatory activity of managing an alternative investment fund (“AIF”). To comply with AIFMD Rules the Partnership has appointed State Street Custodial Services (Ireland) Limited as Depositary to the Partnership.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

(a)	Statement of compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) adopted by the International Accounting Standard Board (“IASB”), and interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”) of the IASB.

(b)	Basis of preparation

The financial statements have been prepared on a historical cost basis, except for financial instruments classified at fair value through profit or loss that have been measured at fair value. The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilised in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

The accounting policies adopted are consistent with those of the previous financial period. At the date of authorisation of these financial statements, certain new standards, amendments and interpretations to existing standards have been published but are not yet effective, and have not been adopted early by the Partnership.

12

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Basis of preparation (continued)

Changes in accounting policies and disclosures

Standards effective for accounting periods beginning on or after January 1, 2015 that have been adopted by the Partnership

Amendments to IAS 24, ‘Related Party Disclosures’ is effective for accounting periods beginning on or after 1 July 2014 and have been adopted by the Partnership. The amendment clarifies that a management entity (an entity that provides key management personnel services) is a related party and an entity that uses a management entity is required to disclose the expenses incurred for such management services. The amendments have had no significant impact on the Partnership.

Standards issued, but not yet effective, that have not been early adopted by the Partnership

IFRS 10, IFRS 12 and IAS 28 Investment Entities: Applying the Consolidated Exception – Amendments to IFRS 10, IFRS 12 and IAS 28 are effective for annual periods beginning on or after 1 January 2016. The amendments address issues that have arisen in applying the investment entities exception under IFRS 10. The amendments clarify in what circumstances the exemption is applicable. The amendments to IAS 28 allow the investor, when applying the equity method, to retain the fair value measurement applied by the investment entity associate or joint venture to its interests in subsidiaries. The amendments to these Standards are not expected to have a significant impact on the Partnership.

IFRS 9, published in July 2014, will replace the existing guidance in IAS 39. It includes revised guidance on the classification and measurement of financial instruments, including a new expected credit loss model for calculating impairment on financial assets, and the new general hedge accounting requirements. It also carries forward the guidance on recognition and derecognition of financial instruments from IAS 39.

IFRS 9 is effective for annual reporting periods beginning on or after January 1, 2018, with early adoption permitted. Based on the initial assessment, this standard is not expected to have a material impact on the Partnership.

(c)	Financial Instruments

(i)	Classification

The Partnership designates its assets and liabilities as financial assets and liabilities at fair value through profit or loss. The category of financial assets and liabilities at fair value through profit or loss is sub-divided into two categories: financial assets and financial liabilities held for trading and those designated by management at fair value through profit or loss at inception. The Partnership has designated its financial assets and liabilities as held for trading.

13

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	Financial Instruments (continued)

(i)	Classification (continued)

Financial assets and liabilities held for trading (“trading securities”): These include equity securities, forward foreign exchange contracts and equity securities sold short. These instruments are acquired or incurred principally for the purpose of generating a profit from short-term fluctuation in price. Derivatives are categorised as held for trading as the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39. All derivatives are carried in assets when amounts are receivable by the Partnership and in liabilities when amounts are payable by the Partnership. Changes in fair value of derivatives and trading securities are included in the Statement of Comprehensive Income.

(ii)	Recognition

Purchases and sales of financial instruments are accounted for at trade date, which is the date that the Partnership commits to purchase or sell an asset. Realised gains and losses on disposals of financial instruments are calculated using the first-in-first-out (“FIFO”) method.

(iii)	Initial measurement

Financial instruments categorised at fair value through profit or loss are measured initially at fair value, with transaction costs for such instruments being recognised directly in the Statement of Comprehensive Income.

(iv)	Subsequent measurement

After initial measurement, the Partnership measures financial instruments which are classified as at fair value through profit or loss at their fair values. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions (i.e. an exit price) regardless of whether that price is directly observable or estimated using another valuation technique.

The fair value of financial instruments is based on their quoted market prices on a recognised exchange or sourced from a reputable broker/counterparty, in the case of non-exchange traded instruments, at the Statement of Financial Position date without any deduction for estimated future selling costs. Investments in securities are valued at market value based on the last traded price on each valuation day. If a quoted market price is not available on a recognised stock exchange or from a reputable broker/counterparty, the fair value of the financial instruments may be estimated by the General Partner using valuation techniques, including use of recent arm’s length market transactions, reference to the current fair value of another instrument that is substantially the same or any other valuation technique that provides a reliable estimate of prices obtained in actual market transactions. No such investments were held as at September 30, 2015 (December 2014: nil).

Subsequent changes in the fair value of financial instruments at fair value through profit or loss are recognised in the Statement of Comprehensive Income.

14

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	Financial Instruments (continued)

(iv) Derecognition

The Partnership derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire or it transfers the financial asset and the transfer qualifies for derecognition in accordance with IAS 39. The Partnership derecognises a financial liability when the obligation specified in the contract is discharged, cancelled or expires.

(d)	Realised and unrealised gains and losses on financial assets and liabilities

Realised gains and losses on financial assets and liabilities represent the difference between disposal proceeds or valuation and historic cost and take into account all brokers’ charges and commissions. Realised and unrealised gains or losses on financial assets and liabilities are recorded in the Statement of Comprehensive Income. Commissions on contracts for difference are expensed separately. All gains and losses recorded on financial assets and liabilities held for trading are recognised within fair value through profit or loss.

(e)	Offsetting Financial Instruments

Financial assets and liabilities are offset and the net amount reported in the Statement of Financial Position where the Partnership has a legally enforceable right to set-off the recognised amounts (which is not contingent on a future event), and there is an intention to settle on a net basis, or realise the asset and settle the liability simultaneously.

(f)	Due from and due to brokers

Amounts due from and to brokers represent cash, receivables for securities sold and payables for securities purchased that have been contracted for but not yet settled or delivered on the Statement of Financial Position date. These amounts are recognised initially at fair value and subsequently measured at amortised cost, less provision for impairment for amounts due from brokers, if any. A provision for impairment of amounts due from brokers is established when there is objective evidence that the Partnership will not be able to collect all amounts due from the relevant broker. As at the period end, no such provision was made (2014: €nil).

(g)	Interest income and expense

Interest income and interest expense are recognised on an accruals basis in line with the contractual terms. Interest is accrued on a daily basis.

(h)	Dividend income and expense

Dividend income, gross of any non-recoverable withholding tax suffered, and dividend expense are recorded as income or expense on the date upon which the relevant securities are first listed as “ex-dividend”.

15

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(i)	Expenses

All expenses are recognised in the Statement of Comprehensive Income on an accruals basis.

(j)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the Partnership's financial statements are measured using the currency of the primary economic environment in which it operates (the “functional currency”). This is the Euro (or “EUR”), which reflects the Partnership’s primary activity of investing in Euro denominated securities and derivatives. The Partnership has adopted the Euro as its presentation currency.

(ii)	Foreign currency transactions

Monetary assets and liabilities denominated in currencies other than Euro are translated into Euro at the closing rates of exchange at each year end. Transactions during the year, including purchases and sales of securities and income and expenses, are translated at the rate of exchange prevailing on the date of the transaction. Foreign currency transaction gains and losses are included in realised and unrealised gain and loss on financial assets and liabilities at fair value through profit or loss and foreign exchange.

Income and expenses are translated at the monthly average exchange rates unless the average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rates prevailing on the dates of the transactions.

(k)	Income taxes

The Partnership is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In jurisdictions other than the Cayman Islands, foreign taxes may be withheld at source on dividends and interest received by the Partnership. In certain other jurisdictions which do not withhold tax on such income, the Partnership may nevertheless have an exposure to taxes on dividend/interest income and have an exposure to capital gains tax on any capital gains made. In such circumstances the Partnership will provide for any such tax liability, if and when there is a requirement to do so.

16

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS

	Period ended September 30, 2015		Year ended December 31, 2014
	Fair value in EUR	% of Partners’ Capital	Fair value in EUR	% of Partners’ Capital
Financial assets at fair value through profit or loss
Held for trading
- listed equity securities	21,120,457	106.51	26,393,501	88.71
- warrants	75,405	0.38	-	-
- derivatives	135,638	0.69	451,429	1.52
	21,331,500	107.58	26,844,930	90.23
Financial liabilities at fair value through profit or loss
Held for trading
- listed equity securities	(3,907,590)	(19.71)	(5,139,878)	(17.28)
- derivatives	-	-	(93,317)	(0.31)
	(3,907,590)	(19.71)	(5,233,195)	(17.59)

The carrying amounts of listed equity securities are determined directly by reference to published price quotations. The above derivatives include foreign currency contracts which are valued using observable market inputs. A summary of the schedule of investments is as follows:

	2015	2014
	EUR	EUR
Financial assets at fair value through profit or loss
Equity Securities – by Geography
- Finland	1,594,867	649,338
- France	1,584,616	2,644,197
- Germany	1,661,880	5,493,405
- Great Britain	5,301,838	6,443,851
- Ireland	957,447	1,344,349
- Israel	717,801	-
- Italy	2,465,096	2,742,750
- Jersey	-	562,882
- Luxembourg	513,038	-
- Malta	336,659	-
- Netherlands	947,394	602,408
- Norway	552,529	715,222
- Spain	2,499,571	2,580,853
- Sweden	1,052,764	1,476,975
- Switzerland	934,957	1,137,271
	21,120,457	26,393,501

Warrants	75,405	-
Derivatives
- Unrealised gain on forward exchange contracts	135,638	451,429
Total	21,331,500	26,844,930
17

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

	2015	2014
	EUR	EUR
Financial liabilities at fair value through profit or loss
Equity Securities – by Geography
- Belgium	-	(405,094)
- Denmark	-	(454,830)
- Finland	(305,397)	-
- France	-	(459,463)
- Germany	(531,851)	(556,959)
- Great Britain	(1,540,187)	(1,756,798)
- Italy	(281,333)	-
- Luxembourg	(352,139)	-
- Netherlands	-	(531,205)
- Spain	(606,984)	-
- Sweden	-	(482,596)
- Switzerland	(289,699)	(492,933)
	(3,907,950)	(5,139,878)
Derivatives
- Unrealised loss on forward exchange contracts	-	(93,317)
Total	(3,907,950)	(5,233,195)

The Partnership classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. Categorisation within the hierarchy has been determined on the basis of the lowest level input that is significant to the fair value measurement of the relevant asset as follows:

Level 1 – valued using quoted prices in active markets for identical assets or liabilities;

Level 2 – valued by reference to valuation techniques using observable inputs other than quoted prices included within Level 1, either directly (that is, as prices) or indirectly (that is, derived from prices);

Level 3 – valued by reference to valuation techniques using inputs that are not based on observable market data.

The valuation techniques used by the Partnership are detailed in the accounting policies in Note 2.

18

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The following tables analyse, within the fair value hierarchy, the Partnership’s financial assets and liabilities measured at fair value.

As at September 30, 2015

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	21,120,457	-	-	21,120,457
- warrants	-	75,405	-	75,405
- derivatives	-	135,639	-	135,639
Total Assets	21,120,457	211,044	-	21,331,500

Liabilities
Held for trading
- listed equity securities	(3,907,590)	-	-	(3,907,590)
- derivatives	-	-	-	-
Total Liabilities	(3,907,590)	(93,317)	-	(3,907,590)

As at December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	26,393,501	-	-	26,393,501
- derivatives	-	451,429	-	451,429
Total Assets	26,393,501	451,429	-	26,844,930

Liabilities
Held for trading
- listed equity securities	(5,139,878)	-	-	(5,139,878)
- derivatives	-	(93,317)	-	(93,317)
Total Liabilities	(5,139,878)	(93,317)	-	(5,233,195)

There have been no transfers/significant movements during the year between level 1 and level 2 (2014: none).

19

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 4 – DERIVATIVE CONTRACTS

Typically, derivative contracts serve as components of the Partnership’s investment strategy and are utilised primarily to structure and hedge investments to enhance performance and reduce risk to the Partnership (the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39). The derivative contracts that the Partnership may hold are futures and forward foreign exchange contracts. The Partnership has held only forward foreign exchange contracts during the year.

The Partnership records its derivative activities on a fair value basis. Fair values are determined by using quoted market prices as described in Note 2. For over-the-counter (“OTC”) contracts, the Partnership enters into master netting agreements with its counterparties, therefore, assets represent the Partnership’s unrealised gains less unrealised losses for OTC contracts in which the Partnership has a master netting agreement. Similarly, liabilities represent net amounts owed to counterparties on OTC contracts.

The derivative contracts included in the Partnership’s Statement of Financial Position at fair value through profit or loss are disclosed in the Schedule of Investments along with their notional amounts.

Forward foreign exchange contracts entered into by the Partnership represent a firm commitment to buy or sell an underlying asset, or currency at a specified value and point in time based upon an agreed or contracted quantity. The realised / change in unrealised gain or loss is equal to the difference between the value of the contract at the onset date and the value of the contract at settlement date / year end date and is included in the Statement of Comprehensive Income.

NOTE 5 – OFF-BALANCE-SHEET RISK

Securities sold short represent obligations of the Partnership to deliver the specified security, and thereby create a liability to repurchase the security in the market at prevailing prices. Accordingly, these securities may result in off-balance-sheet risk as the Partnership’s satisfaction of the obligations may exceed the amount recognised in the Statement of Financial Position.

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

Introduction

Risk is inherent to the Partnership’s activities but it is managed through a process of on-going identification, measurement and monitoring, subject to risk limits and other controls. The process of risk management is critical to the Partnership’s continuing profitability. The Partnership is exposed to market risk (which includes currency risk, interest rate risk and other price risk), credit risk and liquidity risk arising from the financial instruments it holds.

20

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Risk Management Structure

The General Partner is ultimately responsible for identifying and controlling risks. However there are separate independent bodies for managing and monitoring risks. Risk is managed on a daily basis by the Compliance, Operations and Performance and Risk Departments of these independent bodies which report to the General Partner on a regular basis.

Risk Mitigation

The Partnership has investment guidelines that set out its overall business strategies, its tolerance for risk and its general risk management philosophy and have established processes to monitor and control economic hedging transactions in a timely and accurate manner. The Partnership uses derivatives and other instruments for trading purposes and in connection with its risk management activities.

Excessive Risk Concentration

Concentration risk arises when a number of counterparties are engaged in similar business activities, or activities in the same geographic region, or have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentration indicates the relative sensitivity of the Partnership’s performance to developments affecting a particular industry or geographical location.

In order to avoid excessive concentration of risk, the Partnership’s policies and procedures include specific guidelines to focus on maintaining a diversified portfolio. Identified concentration of credit risks are controlled and managed accordingly.

The geographical and industrial distribution of financial assets and liabilities is disclosed in the Schedule of Investments.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as equity and commodity risk. The General Partner uses diversification of portfolio and derivative instruments to manage the market risk.

Interest Rate Risk

The majority of the Partnership’s financial assets are equity shares and other instruments which neither pay interest nor have a maturity date. Cash balances due to/from the broker as detailed in note 7 are invested at short-term market interest rates. As a result, the Partnership is not subject to significant amounts of risk due to fluctuations in the prevailing levels of market interest rates. Due to this no sensitivity analysis has been provided.

Currency Risk

Currency risk is the risk that the value of a financial instrument will fluctuate due to changes in foreign exchange rates. The Partnership invests in securities and other investments that are denominated in currencies other than the functional currency of the Partnership. Accordingly, the value of the Partnership’s assets may be affected favourably or unfavourably by fluctuations in currency rates and therefore the Partnership will necessarily be subject to foreign exchange risks.

21

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk (continued)

The primary purpose of the Partnership’s foreign currency hedging activities is to protect against the volatility associated with investments denominated in foreign currencies and are not designated hedges. The Partnership utilises forward foreign exchange contracts to hedge foreign currency denominated financial assets and liabilities. Increases or decreases in the Partnership’s foreign currency denominated financial assets and liabilities are partially offset by gains and losses on the hedging instruments. There are two processes utilised by the Partnership to minimise the impact of fluctuations in foreign currency exchange rates.

As the underlying investors may invest in either EUR or USD share classes in the Company, a foreign exchange hedge is performed once a month matching the value of the entire USD share class against it’s EUR equivalent, taking into account all subscriptions and redemptions. This has the effect of neutralising any foreign exchange impact between the two share classes. This is monitored daily to account for any performance. If the differential between the required hedge and the current hedge is in excess of 2% an adjustment is traded.

The second process is the hedging of foreign currency balances against equity balances denominated in the same currency. Cash is held in the base denomination of the Partnership (EUR) and equities may be purchased or sold in a variety of currencies as per the prospectus. In order to minimise the risk of fluctuations in the foreign currency’s exchange rate against EUR, each month the cash balance of each currency is traded against EUR to ensure that the currency balance is equal and opposite the value of assets denominated in that currency. This is monitored weekly and if a variance of 2% or more exists between the value of the assets and the opposite currency balance an adjustment is traded.

These two processes effectively manage currency risk by ensuring that any gains/losses in foreign exchange relating to cash balances has an opposite neutralising effect on the asset denominated in the same currency, leaving a minimal impact in investor terms of the movement in foreign exchange rates.

The table overleaf indicates the currencies to which the Partnership had significant exposure at September 30, 2015 and December 31, 2014 on its trading monetary assets and liabilities, excluding the effects of share class specific forward foreign exchange contracts. The currency sensitivity table analysis discloses management’s best estimates of the effect of a reasonably possible movement of the currency rate against the Euro, with all other variables held constant on the Statement of Comprehensive Income (due to the fair value of currency sensitive trading monetary assets and liabilities) and net assets (due to the change in fair value of currency swaps and forward foreign exchange contracts). A negative amount in the table reflects a potential net reduction in the Statement of Comprehensive Income or Partners’ Capital, while a positive amount reflects a net potential increase. An equal change in the opposite direction of the currency rate would have an equal but opposite effect in the Statement of Comprehensive Income or Partners’ Capital. In practice the actual trading results may differ from the sensitivity analysis overleaf and the difference could be material.

22

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk (continued)

	Assets	Liabilities	Assets	Liabilities
Currency exposure	2015	2015	2014	2014
	EUR’000	EUR’000	EUR’000	EUR’000
British Pound	1,461	(1,540)	7,007	(6,552)
Danish Krone	-	-	432	(455)
Norwegian Krone	-	-	917	(811)
Swedish Krona	358	(337)	1,983	(2,076)
Swiss Franc	636	(725)	1,137	(1,117)
United States Dollar	-	-	-	-

	Change in	Effect on	Effect on	Change in	Effect on	Effect on
	Currency	Profit	Partners’	Currency	Profit	Partners’
			Capital			Capital
Sensitivity analysis	rate	2015	2015	rate	2014	2014
	%	EUR’000	EUR’000%		EUR’000	EUR’000
British Pound	+5	(4)	(4)	+5	23	23
Danish Krone	+5	-	-	+5	(1)	(1)
Norwegian Krone	+5	-	-	+5	5	5
Swedish Krona	+5	1	1	+5	(5)	(5)
Swiss Franc	+5	(4)	(4)	+5	1	1
United States Dollar	+5	-	-	+5	-	-

Equity Price Risk

Equity price risk is the risk that the fair values of equities decrease as the result of changes in the levels of equity indices and the value of individual stocks. The trading equity price risk exposure arises from the Partnership's investment portfolio. The Partnership manages this risk by investing in different equities.

The Partnership reviews the impact of movement of indices on its performance by utilising the beta of the securities in which it trades. The Partnership utilises the beta of each security in a particular geographical area and computes its exposure in that particular geographical area. Interim equity price risk sensitivity is available from the Investment Manager on request.

23

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Liquidity Risk

Liquidity risk is defined as the risk that the Partnership may not be able to settle or meet its obligations on time or at a reasonable price. The Partnership is exposed to capital withdrawals on any dealing day, being the first business day of each month. Limited Partnership interests are redeemable on demand at the Limited Partner’s option based on the Limited Partner’s capital account outstanding.

The Investment Manager monitors carefully the liquidity of the underlying invested positions as well as the overall gross invested position of the Partnership. The Partnership’s offering document provides for monthly contributions and withdrawals, subject to one calendar month’s prior written notice, and is therefore exposed to the liquidity risk of meeting Limited Partners’ withdrawals at any time.

The Partnership’s listed securities are considered to be readily realisable as they are predominately listed on recognised stock exchanges. The Partnership has the ability to borrow in the short term to ensure settlement, although no such borrowings have arisen during the period. The table overleaf analyses the Partnership’s financial liabilities into relevant maturity grouping based on remaining period at the Statement of Financial Position date to the contractual maturity date. The amounts in the table are the contractual undiscounted cash flows. Balance due within 12 months equal their carrying balance, as the impact of discounting is not significant.

	Less than 1 month	1-3 months	4-12 months	No stated maturity
September 30, 2015	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(3,907,590)	-	-	-
- Forward foreign exchange contracts	-	-	-	-
Amounts due to brokers	(264,937)	-	-	-
Investment management fees payable	-	(56,625)	-	-
Administration fees payable	-	(16,844)	-	-
Directors’ fees payable		(37,500)	-	-
Audit fees payable	-	(34,363)	-	-
Professional fees payable	-	(17,832)	-	-
Other payables	-	(46,020)	-	-
Partners’ Capital	(19,829,170)	-	-	-
	(24,001,697)	(209,184)	-	-
24

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Liquidity Risk (continued)

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2014	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(5,139,878)	-	-	-
- Forward foreign exchange contracts	(93,317)	-	-	-
Amounts due to brokers	(319,405)	-	-	-
Investment management fees payable	-	(49,682)	-	-
Administration fees payable	-	(14,949)	-	-
Audit fees payable	-	(15,904)	-	-
Professional fees payable	-	(14,660)	-	-
Other payables	-	(25,192)	-	-
Partners’ Capital	(29,753,216)	-	-	-
	(35,305,816)	(120,387)	-	-

Partners’ Capital can be withdrawn on demand at the Limited Partner’s option on a monthly or yearly basis provided that sufficient notice is given. However, the General Partner does not envisage that the contractual maturity disclosed in the table above will be representative of the actual cash outflows as Limited Partners typically retain their interests for the medium to long term.

As described at the start of this Note the Partnership has investment and risk guidelines that set out its tolerance for risk and uses various risk methods to assess risk. In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s liquidity position on a monthly basis and the General Partner reviews it on a regular basis. There have been no material changes made to these liquidity management systems and procedures described above during the period.

Credit Risk

Credit risk is the risk that an issuer or counterparty will be unable or unwilling to meet a commitment that it has entered into with the Partnership.

At September 30, 2015 and December 31, 2014, the Partnership had all of its individual counterparty credit risk with its prime broker in the United Kingdom. The Partnership continuously monitors the credit standing of its broker and does not expect any material losses as a result of this concentration. At December 31, 2014, Goldman Sachs International had a credit rating from Standard and Poors of A- (2014: A).

All securities transactions of the Partnership are cleared by registered brokers pursuant to customer agreements. The Partnership is subject to credit risk in the event that the brokers are unable to fulfil their obligations.

State Street Custodial Services (Ireland) Limited has been appointed as Depositary to the Partnership to perform certain cash monitoring and to verify the ownership of the Partnership’s assets that are not ‘financial instruments’ held in custody. The Depositary does not delegate any of its depositary functions. The Depositary is ultimately owned by State Street Bank and Trust Company. The Standard and Poor’s (S&P) credit rating from State Street Bank and Trust Company as at September 30, 2015 was A+ (2014: A+).

25

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk (continued)

The Partnership’s maximum exposure to credit risk (not taking into account the value of any collateral or other security held) in the event that counterparties fail to perform their obligations as of September 30, 2015 and December 31, 2014 in relation to each class of recognised financial assets, other than derivatives, is the carrying amount of those assets as indicated in the Statement of Financial Position.

The Partnership may be adversely impacted by an increase in its credit exposure related to investing, financing, and other activities. The Partnership is exposed to the potential for credit-related losses that can occur as a result of an individual, counterparty or issuer being unable or unwilling to honour its contractual obligations. These credit exposures exist within financing relationships, commitments, derivatives and other transactions. These exposures may arise, for example, from a decline in the financial condition of a counterparty, from entering into swap or other derivative contracts under which counterparties have obligations to make payments to the Partnership, from a decrease in the value of securities of third parties that the Partnership holds as collateral, or from extending credit through guarantees or other arrangements. As the Partnership’s credit exposure increases, it could have an adverse effect on the Partnership’s business and profitability if material unexpected credit losses occur.

The Partnership restricts its exposure to credit losses on derivative instruments it holds by entering into master netting arrangements with major counterparties with whom a significant volume of transactions are undertaken. Master netting arrangements do not result in an offset of Statement of Financial Position assets and liabilities unless certain conditions for offsetting under IAS 32 apply. The credit risk associated with favourable contracts is reduced by a master netting arrangement if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.

The following tables below present the Partnership’s derivative financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements. The tables are presented by counterparty.

Financial assets subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of assets presented in the financial statements	Financial Instrument	Cash Collateral received	Net Amount
	EUR	EUR	EUR	EUR
2015 counterparty:
Goldman Sachs International	135,639	-	-	135,639

2014 counterparty:
Goldman Sachs International	451,429	-	-	451,429

26

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk (continued)

Financial liabilities subject to offsetting, enforceable master netting arrangements and similar agreements:

Gross Amounts Offset in the Statement of Financial Position
	Gross amount of liabilities presented in the financial statements	Financial Instrument	Cash Collateral pledged	Net Amount
	EUR	EUR	EUR	EUR
2015 counterparty:
Goldman Sachs International	-	-	-	-

2014 counterparty:
Goldman Sachs International	(93,317)	-	-	(93,317)

There is no cash collateral held at Goldman Sachs International which has not been offset on the Statement of Financial Position (2014: none).

In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s credit position on a daily basis, and the Board of Directors of the General Partner reviews it on a quarterly basis.

NOTE 7 – AMOUNTS DUE FROM/TO BROKERS

Due from/to broker balances comprise cash balances with the Partnership’s clearing brokers and amounts receivable or payable for securities transactions that have not settled at the year end. Cash held with the Partnership’s clearing brokers represents proceeds relating to securities sold short (if any) and cash held as collateral against open forward foreign exchange contracts. This cash may be restricted by the broker until the related securities are purchased or open contracts are closed.

	September 30, 2015	December 31, 2014
	EUR	EUR
Cash on hand	2,545,384	8,572,961
Cash overdraft	-	(244,504)
Amounts receivable for securities sold	327,935	-
Amounts payable on securities purchased	(264,937)	(74,901)
Net amounts due from brokers	2,608,382	8,253,556

27

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 8 – allocation of NET INCOME

Net income of the Partnership is allocated to the partners on a pro-rata basis as defined by the Partnership Agreement (the “Agreement”) dated October 5, 2007. For the period ended September 30, 2015 an unrealised incentive allocation of €14,584 has been recorded, but has not been accrued in these financial statements as the incentive allocation crystalizes on December 31 each year. For the year ended December 31, 2014 the General Partner also received an incentive allocation of €2,968 (2013: €17,137) pursuant to the Agreement.

NOTE 9 – GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES

The following table details the gains and losses from financial assets and liabilities at fair value through profit or loss for year:

	2015	2014
	EUR	EUR
Net realised gain on financial assets and liabilities at fair value through profit or loss
- Equity securities	4,189,695	4,379,806
- Derivatives	146,297	803,257
Net realised gain on financial assets and liabilities at fair value through profit or loss	4,335,992	5,183,063

Net change in unrealised depreciation on financial assets and liabilities at fair value through profit or loss
- Equity securities	(1,326,418)	(3,067,016)
- Derivatives	(222,472)	625,167
Net change in unrealised depreciation on financial assets and liabilities at fair value through profit or loss	(1,548,890)	(2,441,849)
Net foreign currency gains/(losses)
- unrealised	4,529,171	1,153,309
- realised	(3,374,981)	(1,209,358)
Total net foreign currency gains/(losses)	1,154,190	(56,049)

NOTE 10 – MANAGEMENT AND PERFORMANCE FEE

The General Partner is entitled to a monthly investment management fee payable in arrears at an annual rate of 1% of the Net Asset Value attributable to each Limited Partner and also a performance related allocation (the “Performance Allocation”). The Performance Allocation is made in arrears in respect of each performance period and accrued monthly. A performance period comprises each successive twelve month period and ends on December 31, of each year (the “performance period”). The Performance Allocation is equivalent to 20% of a Limited Partner’s net profits applicable to such Limited Partner’s capital account for a Class once such Limited Partner’s pro-rata share of net profits for the Performance Period exceeds any cumulative net losses that have been carried forward from prior Performance Periods for each such Limited Partner of such Class.

28

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 10 – MANAGEMENT AND PERFORMANCE FEE (CONTINUED)

In the case of the investment by the Company in the Partnership, the Performance Allocation to be made in respect of the Company’s capital account of the relevant class is an amount equal to 20% of the increase in the Net Asset Value per share of the applicable class outstanding in respect of each performance period. The Company’s Performance Allocation is charged at the Company level.

The Partnership incurred an investment management fee of €195,130 during the period ended September 30, 2015 (year ended December 31, 2014: €299,694) and as at September 30, 2015 the investment management fee payable was €56,625 (December 31, 2014: €49,682). A performance allocation of €14,584 was outstanding as at September 30, 2015 from the Limited Partners other than the Company. No accrual has been made in these financial statements for this amount as the performance allocation only crystalizes on a withdrawal of capital or at the latest on December 31, 2015. For the year ended December 31, 2014 the General Partner received a performance allocation of € 2,968 from the Limited Partners other than the Company of which €2,968 was payable at the year end.

NOTE 11 – ADMINISTRATION FEE

The Administrator is entitled to receive an ad valorem fee accrued monthly and payable monthly in arrears at the level of the Partnership not to exceed 12 basis points per annum of the Partnership’s Net Asset Value. The fee is subject to a minimum of US$75,000 per annum. The Partnership incurred administration fees of €50,216 during the period ended September 30, 2015 (December 31, 2014: €73,247) and as at September 30, 2015, the administration fee payable was €16,844 (December 31, 2014: €14,949).

NOTE 12 – NEW ISSUE SECURITIES

The Partnership may purchase securities that are part of a public distribution. If such securities trade at a premium in the secondary market immediately after the distribution process has commenced, the Financial Industry Regulatory Authority (FINRA) has taken the position in its Rules of Fair Practice that such securities are part of a “new issue” and, accordingly, members of the FINRA may not sell such securities to an account in which a member or person affiliated with or related to a member of the FINRA has an interest. These persons are referred to as “restricted”. The Partnership has adopted the policy not to allocate gains or losses on “new issues” to restricted persons.

In the event that any Limited Partner is a “restricted person” (including certain persons engaged in the securities, financial services or banking industries) under the applicable FINRA rules, then the Partnership will allocate any profits arising from “new issues” trades transacted, away from the restricted partner. There were no investments in new issues as at September 30, 2015 and December 31, 2014.

29

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 13 – LIMITED PARTNERSHIP INTERESTS

Each Limited Partner’s capital account is adjusted on the last day of the relevant fiscal period to reflect credits or debits made to such Limited Partner’s capital account during the fiscal period. Net change in Partners’ Capital resulting from operations of the Partnership during the relevant accounting period, is apportioned to the capital account of each Limited Partner in portion to their respective opening capital account balances. In accordance with rules of the FINRA, the Partnership may establish a separate brokerage account in which all new issues of securities distributed in the United States (“new issues”) will be held (see Note 12). The Partnership has elected to only allocate gains/(losses) earned on investments in the account solely to Limited Partners who are not affiliated with any registered broker-dealer or involved in the buying or selling of securities for any institutional type account.

The Partnership may use forward foreign exchange contracts or other such methods to hedge the base currency, reducing exposure to such currency fluctuations. Since Class A Limited Partners' interests and Class B Limited Partners' interests are denominated in different currencies, foreign exchange transactions with respect to the Euro denominated Class A Limited Partners’ interests may be undertaken with a view to enhancing or protecting its US Dollar value.

Foreign exchange transactions with respect to the USD denominated Class B Limited Partners' interests are undertaken with a view to enhancing or protecting its Euro value. The performance for this class will vary from Class A Limited Partners' interests due to its different currency exposure.

The Depositary is responsible for ensuring that the sale, issue, repurchase, withdrawal and cancellation of limited partnership interests are carried out in accordance with the AIFMD Rules and the offering documents.

The General Partner carries the right to declare a suspension in the calculation of the Net Asset Value of the Partnership, the creation of limited partnership interests or withdrawal of limited partnership interests in exceptional circumstances, as defined in the offering documents.

NOTE 14 – RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. The General Partner and Investment Manager are deemed to be related parties. Amounts incurred by the Partnership to related parties and amounts owing at the period end are disclosed in Notes 8 and 10.

Directors’ fees

Each Director of the Company, other than Claus Gregersen, is entitled to receive a fee of €10,000 per annum from the Partnership. Claus Gregersen receives a fee of €20,000 per annum from the Partnership. Directors fees incurred during the period September 30, 2015, were €37,500 (December 31, 2014: €50,000) and amounts owing at the period end were €37,500 (December 31, 2014: €nil).

30

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 15 – FOREIGN CURRENCY TRANSLATION

The financial statements are prepared in Euro. The following exchange rates at the period end date have been used to translate assets and liabilities in other currencies to Euro.

	2015	2014
British Pound	0.7369	0.7762
Danish Krone	-	7.4467
Norwegian Krone	9.5220	9.0728
Swedish Krona	9.3625	9.4738
Swiss Franc	1.0907	1.2025
United States Dollar	1.1163	1.2101

NOTE 16 – REDEMPTION FEE INCOME

The redemption fee is charged as follows:

2% Redemption fee applies when the investors redeem their holdings within 6 months.

1% Redemption fee applies when the investors redeem their holdings between 7 to 12 months.

There is no redemption fee for holdings over 12 months.

The Partnership charged redemption fees of €nil (2014: €nil) during the period.

NOTE 17 – COMPARATIVE INFORMATION

The comparative financial information is for the twelve month period January 1, 2014 to December 31, 2014.

NOTE 18 – FINANCIAL HIGHLIGHTS

The following represents total return information and the ratios to average limited partners’ capital information for the period ended September 30, 2015:

Total return	13.50%

Ratios to average limited partners’ capital:
Total expenses	(3.43)%

Net investment loss	(1.00)%

Total return information and the ratios to average limited partners’ capital are calculated for all limited partners taken as a whole. Each limited partner’s return and ratios may vary from these returns and ratios based on the timing of capital transactions.

The total return above is calculated by compounding monthly rates of return. The ratios of expenses and net investment loss to average limited partners’ capital reflects the total expenses and net investment loss over the average limited partners’ capital (calculated using the monthly beginning limited partners’ capital) and have been annualized.

31

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the period ended September 30, 2015 (continued)

NOTE 19 – POST BALANCE SHEET EVENTS

In December 2015, the Partnership will be restructured, such that a part of the portfolio will be transferred to a new fund and the remaining portfolio will be transferred to the Company. The Investment Manager will also be the investment manager to the new fund. The Partnership will be terminated, with the Company ceasing to be a feeder into the Partnership, and the Company itself becoming a standalone entity. These interim financial statements have been prepared solely for the purposes of this restructuring to show the Partnership’s position as at 30 September 2015, as if no restructuring would take place, and therefore have not been prepared on a termination basis. Management believe that preparing these interim financial statements on a termination basis would not correctly reflect the position of the Partnership for the required purposes of the restructuring.

There were no other events subsequent to the period end which require disclosure in the financial statements.

NOTE 20 – APPROVAL OF INTERIM FINANCIAL STATEMENTS

The interim financial statements were approved by the Board of Directors of the General Partner and authorised for issue on December 4, 2015.

32

APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

46

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

47

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
48

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B”

Proxy Voting Policy

The following information is a summary of the proxy voting guidelines for BALTER LIQUID ALTERNATIVES, LLC (the “Adviser”). Throughout this policy, S.W. Mitchell Capital, LLP is known the “Subadviser”.

I.	BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.	PROXY VOTING POLICY AND PROCEDURES Adopted November 17, 2015

A.	STATEMENT OF POLICY

The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments of the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

B.	PROXY VOTING PROCEDURES

The Advisor will retain a third party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to assure that:

◻	proxies are being properly voted;
◻	appropriate records are being retained;

◻	the proxy advisory firm’s conflict policies and procedures are robust; and
◻	there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

If there are any client securities for which the Advisor is unable to provide a voting recommendation or assist in voting proxies, the Chief Investment Officer with the assistance of the Chief Compliance Officer, will:

◻	keep a record of each proxy received and how voted;
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◻	determine which accounts managed by the Advisor hold the security to which the proxy relates; and

◻	absent conflicts of interest (see Section D below), determine how the Advisor should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

Within 10 days of the proxy vote deadline, the Advisor will notify the Subadviser of any upcoming proposals. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline by email to the Chief Compliance Officer, or his designee.

The Chief Compliance Officer will have the responsibility of ensuring that the Advisor complies with the Proxy Voting Policies and Procedures.

C. VOTING GUIDELINES

The Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. After consideration of input from any Subadviser and review of the proxy advisory firm’s vote recommendation, the Advisor will:

◻	generally vote in accordance with the recommendation of the third party proxy advisory firm;
◻	generally, in the absence of a recommendation from the third party proxy service, vote in favor of routine corporate housekeeping proposals, including election of directors, selection of auditors, and increases in or reclassification of common stock. The Advisor will generally vote for stock option plans or plan amendments for corporate directors, executive and employees; and

◻	generally, in the absence of a recommendation from the third party proxy service, vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Advisor shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

◻	whether the proposal was recommended by management, the Subadviser’s opinion of management, and the Advisor’s opinion of management;
◻	whether the proposal acts to entrench existing management; and
◻	whether the proposal fairly compensates management for past and future performance.

D.	CONFLICTS OF INTEREST

The Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Advisor, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Chief Compliance Officer becomes aware of potential or actual conflict of interest relating to a particular proxy proposal, the Chief Compliance Officer will cause the Advisor to handle the proposal as follows:

◻	If the proposal is covered by the proxy advisory firm, the Chief Compliance Officer will cause the proxy to be voted in accordance with the proxy advisory firm’s recommendation; or
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◻	If the proposal is not covered by the proxy advisory firm, the Chief Compliance Officer will notify the Northern Lights Fund Trust II Chief Compliance Officer who shall determine the manner in which to vote and may notify the Fund’s Board of Trustees or its designated committee.

In the case of conflicts involving any advisory client of Balter Client Management, LLC (“BCM”), an entity that controls the Advisor, the proposal will be thoroughly reviewed by BCM on behalf of these clients and voted in the best interests of these clients or, in the discretion of BCM, will not be voted by BCM.

E.	DISCLOSURE

Information regarding how the fund, a series of Northern Lights Fund Trust II, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-844-322-8112 or by accessing the SEC’s website at http://www.sec.gov.

F. RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

◻	Copies of this proxy voting policy and procedures, and any amendments thereto.
◻	A copy of each proxy statement that Advisor receives that are not available on the SEC’s EDGAR system.

◻	A record of each vote that Advisor casts.
◻	A copy of any document Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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